As filed with the U.S. Securities and Exchange Commission on November 13, 2026

Registration No. 333-[            ]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ___ ☐        Post-Effective Amendment No. ___ ☐

(Check appropriate box or boxes)

TIDAL TRUST II

(Exact Name of Registrant as Specified in Charter)

234 West Florida Street, Suite 700
Milwaukee, Wisconsin 53204

(Address of Principal Executive Offices, Zip Code)

(Registrant’s Telephone Number, including Area Code) (855) 843-2534

The Corporation Trust Company
1209 Orange Street
Corporation Trust Center
Wilmington, DE 19801

(Name and Address of Agent for Service)

Copies to:

Eric W. Falkeis Tidal ETF Services LLC 234 West Florida Street, Suite 700 Milwaukee, WI 53204	Rachael L. Schwartz Sullivan & Worcester LLP 1251 Avenue of the Americas, 19th Floor New York, NY 10020

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on December 14, 2026 pursuant to Rule 488 under the Securities Act of 1933.

Title of Securities Being Registered: Shares of Beneficial Interest, no par value, of Defiance Daily Target 2X Long SPCX ETF, a series of Tidal Trust II.

An indefinite amount of the Registrant’s securities will be registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon that Rule, no filing fee is paid at this time.

COMBINED PROXY STATEMENT AND PROSPECTUS

For the Reorganization of

Defiance Daily 2X Space ETF

(Ticker: SPCL)

a series of Tidal Trust II

234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204

(833) 333-9383

 into

Defiance Daily Target 2X Long SPCX ETF

(Ticker: SPCU)

an existing series of Tidal Trust II

234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204

(833) 333-9383

November 13, 2026

Defiance Daily 2X Space ETF

(Ticker: SPCL)

a series of Tidal Trust II

234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204

[Date], 2026

Dear Shareholder:

On behalf of the Board of Trustees of Tidal Trust II (the “Trust”), we are pleased to invite you to a Special Meeting of Shareholders (the “Special Meeting”) of the Defiance Daily 2X Space ETF (ticker: SPCL) (“SPCL” or the “Target Fund”), a series of the Trust, on [date], at [time] Central Time, at [location/virtual meeting information].

At the Special Meeting, SPCL shareholders will be asked to consider and vote on a proposal (the “Proposal”) to approve an Agreement and Plan of Reorganization (the “Plan”). The Plan provides for the transfer of all of SPCL’s assets to the Defiance Daily Target 2X Long SPCX ETF (ticker: SPCU) (“SPCU” or the “Acquiring Fund”), an existing operating series of the Trust, in exchange for (i) SPCU’s assumption of all of SPCL’s liabilities and (ii) shares of SPCU having an aggregate net asset value equal to the net value of the assets transferred by SPCL. SPCL will distribute the SPCU shares and any cash in lieu of fractional shares to its shareholders in complete liquidation of SPCL (the “Reorganization”).

SPCU is an existing operating ETF that commenced operations on June 12, 2026. Following the Reorganization, SPCU will continue as the surviving fund with its current investment objective, principal investment strategies and policies, and SPCL will be liquidated and terminated as a series of the Trust.

Tidal Investments LLC (“Tidal” or the “Adviser”) currently serves as investment adviser to both Funds and will continue to serve as investment adviser to the Acquiring Fund. The Funds have the same portfolio managers, sponsor and principal service providers. The Reorganization will, however, move Target Fund shareholders from daily 2X exposure to an actively managed portfolio of one or more space securities to daily 2X exposure to SPCX (SpaceX) alone.

YOUR VOTE IS IMPORTANT.

The Board of Trustees of the Trust believes that the proposed Reorganization is in the best interests of SPCL and recommends that you vote “FOR” approval of the Plan.

You can vote in one of four ways:

●	By mail with the enclosed proxy card;

●	By internet through the website listed in the proxy voting instructions;

●	By automated touchtone using the toll-free number listed in the proxy voting instructions; or

●	In person at the Special Meeting on [date].

Thank you for your consideration of this important proposal. Your vote is extremely important, so please read the enclosed Combined Proxy Statement and Prospectus carefully and submit your vote.

Respectfully,

Ally L. Mueller

President

Tidal Trust II

Defiance Daily 2X Space ETF

(Ticker: SPCL)

a series of Tidal Trust II

234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD []

To the Shareholders of the Defiance Daily 2X Space ETF:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the Defiance Daily 2X Space ETF (“SPCL” or the “Target Fund”), a series of Tidal Trust II (the “Trust”), will be held on [], at [time] Central Time, at [location/virtual meeting information].

At the Special Meeting, SPCL shareholders will be asked to consider and vote on a proposal to approve the Agreement and Plan of Reorganization (the “Plan”), which provides for the transfer of all of SPCL’s assets to the Defiance Daily Target 2X Long SPCX ETF (“SPCU” or the “Acquiring Fund”), an existing series of the Trust, in exchange for shares of SPCU and SPCU’s assumption of all of SPCL’s liabilities, followed by the distribution of the SPCU shares and any cash in lieu of fractional shares to SPCL shareholders and the liquidation and termination of SPCL.

The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Target Fund on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

Holders of record of shares of beneficial interest in the Target Fund as of the close of business on [Record Date], 2026, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

This Notice of Special Meeting of Shareholders and the Combined Proxy Statement and Prospectus are available on the internet at [         ]. We encourage you to access and review all of the important information contained in the proxy materials before voting.

By order of the Board of Trustees of Tidal Trust II,

Kelly J. Lavari

Secretary

[     ], 2026

HOW TO VOTE YOUR SHARES

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

We urge you to vote your shares. Your prompt vote may save SPCL the necessity of further solicitations to ensure a quorum at the Special Meeting. You may cast your vote by mail, by the internet, and by automated touchtone as set forth below:

●             Mail: To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR the Proposal.

The options below are available 24 hours a day / 7 days a week.

●             Internet: The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.

●             Automated Touchtone: The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.

If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so. If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee about voting in person at the Special Meeting.

Defiance Daily 2X Space ETF

(Ticker: SPCL)

a series of Tidal Trust II

234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204

QUESTIONS AND ANSWERS

Dated: November 13, 2026

Question: What is this document and why did you send it to me?

Answer: The attached Combined Proxy Statement and Prospectus (the “Proxy Statement”) is a proxy statement for SPCL and a prospectus for shares of SPCU. Its purposes are to (1) solicit votes from SPCL shareholders to approve the Reorganization described in the Plan, a copy of which is attached as Appendix A, and (2) provide information about SPCU, the existing operating ETF in which SPCL shareholders will become shareholders if the Reorganization is completed. Approval by SPCL shareholders is required because the Funds have different fundamental concentration policies. If SPCL shareholders do not approve the Proposal, the Reorganization will not be completed and the Board will consider other possible courses of action for SPCL, which may include continued operation, further proxy solicitation or liquidation.

The Proxy Statement contains information that you should know before voting on the Reorganization, including information about SPCU and material differences between the Funds. The Proxy Statement should be retained for future reference.

Question: What is the purpose of the Reorganization?

Answer: Tidal and Defiance ETFs, LLC (“Defiance”), sponsor to each Fund, recommended the Reorganization because SPCL is substantially smaller than SPCU, has historically experienced wider bid-ask spreads and is not considered commercially viable at its current scale. As of September 30, 2026, SPCL had net assets of approximately $12,434,932, compared with approximately $61,974,821 for SPCU. As of September 23, 2026, the Funds’ median 30-day bid-ask spreads were 0.58% and 0.08%, respectively. Tidal and Defiance also believe that maintaining two overlapping leveraged space-related ETFs fragments assets and trading activity.

The Reorganization is intended to permit SPCL shareholders to remain invested in a leveraged space-related ETF through a transaction expected to qualify as tax-free for federal income tax purposes, except with respect to any cash received in lieu of fractional shares. The Reorganization also is expected to provide SPCL shareholders with an investment in a larger ETF with historically tighter bid-ask spreads. However, SPCL shareholders should understand that SPCU is a single-stock leveraged ETF exposed to Space Exploration Technologies Corporation (“SpaceX” or “SPCX”) and does not provide the broader space-company exposure currently provided by SPCL, although SPCL does have the ability to only have exposure to one company.

Tidal currently serves as investment adviser to both Funds and will continue to serve as investment adviser to SPCU following the Reorganization. As of September 30, 2026, Tidal managed 443 registered funds with approximately $62.8 billion in assets under management. The Reorganization will not change SPCU’s unitary management fee. Following careful consideration, the Board approved the Reorganization at its November 12, 2026 meeting.

Question: How will the Reorganization work?

Answer: If SPCL shareholders approve the Plan and the other closing conditions are satisfied, SPCL will transfer all of its assets to SPCU in exchange for shares of SPCU and SPCU’s assumption of all of SPCL’s liabilities. SPCL then will distribute the SPCU shares and cash in lieu of fractional SPCU shares to SPCL shareholders, after which SPCL will liquidate and terminate. The number of SPCU shares issued will be based on the respective net asset values of the Funds as of the valuation time specified in the Plan. The Reorganization is expected to be effective on or about [closing date].

Question: How will the Reorganization affect me as a shareholder?

Answer: You will cease to be a shareholder of SPCL and become a shareholder of SPCU. The aggregate value of the SPCU shares and any cash in lieu of fractional shares that you receive is expected to equal the aggregate net asset value of your SPCL shares immediately before the Reorganization, subject to transaction costs and applicable taxes on cash received in lieu of fractional shares.

Question: Is SPCU’s investment focus different from SPCL’s investment focus?

Answer: Yes. SPCL seeks daily investment results, before fees and expenses, equal to 200% of the daily performance of a Target Portfolio generally composed of space-related securities. Based on recent portfolio information, SPCL had exposure to SPCX, AST SpaceMobile, Rocket Lab and Planet Labs. SPCU seeks daily investment results, before fees and expenses, equal to 200% of the daily performance of SPCX. Following the Reorganization, you will no longer have Fund exposure to AST SpaceMobile, Rocket Lab or Planet Labs or any other space-company through this investment and instead will have leveraged exposure to a single issuer, namely SpaceX.

Question: Who will manage SPCU after the Reorganization?

Answer: Tidal will continue to serve as investment adviser to SPCU. No change to SPCU’s portfolio managers is expected in connection with the Reorganization.

Question: Will there be changes to the Board of Trustees or service providers?

Answer: The Target Fund and Acquiring Fund are existing series of the same Trust and have the same Board of Trustees and principal service providers. Cohen & Company, Ltd. serves as the independent registered public accounting firm for both Funds.

Question: Will the Reorganization affect the fees and expenses I pay?

Answer: The Target Fund and Acquiring Fund each pay a unitary management fee at an annual rate of 1.29% of average daily net assets. Based on the Funds’ current prospectuses, the Target Fund’s total annual fund operating expenses are 1.29%, while the Acquiring Fund’s total annual fund operating expenses are 1.31%, reflecting 0.02% of Other Expenses; however, a 1.29% expense limitation agreement will become effective upon the Closing and remain in effect for at least two years, unless sooner terminated in accordance with its terms. Current and estimated pro forma fees and expenses are compared under “Summary Comparison of the Funds—Fees and Expenses of the Funds” below.

Each Fund has adopted a Rule 12b-1 Distribution and Service Plan under which it may pay a Rule 12b-1 fee of up to 0.25% per annum of average daily net assets. No such fee is currently being paid, and the Board has not approved the commencement of payments under either Fund’s plan.

Question: Will I own the same number of SPCU shares as the number of SPCL shares I currently own?

Answer: Not necessarily. The number of SPCU shares you receive will be determined based on the relative net asset values of the Funds at the valuation time specified in the Plan. No fractional SPCU shares will be issued through DTC. Instead, an SPCL shareholder otherwise entitled to a fractional SPCU share will receive cash in lieu of the fractional share.

Question: Will the Reorganization result in any taxes?

Answer: The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. In general, SPCL, SPCU and SPCL shareholders are not expected to recognize gain or loss solely because of the Reorganization. An SPCL shareholder may recognize gain or loss with respect to cash received in lieu of a fractional SPCU share. The tax treatment remains subject to receipt of a satisfactory opinion of counsel and counsel’s analysis of continuity of business enterprise, portfolio repositioning and other applicable requirements. Shareholders should consult their own tax advisers regarding their individual circumstances.

No distribution is currently expected before closing. If required, SPCL will declare a distribution to shareholders that, together with all previous distributions qualifying for the dividends-paid deduction, will have the effect of distributing to shareholders, all of its investment company taxable income, net tax-exempt income (if any), and net capital gains, including those realized on the disposition of portfolio securities, whether independent of or in connection with the Reorganization, effected prior to the Reorganization. This distribution will generally be taxable to shareholders.

Question: Will my basis change as a result of the Reorganization?

Answer: In general, the aggregate tax basis of the SPCU shares you receive is expected to equal the aggregate tax basis of the SPCL shares you exchange, reduced by the basis allocable to any fractional share treated as sold for cash.

Question: Will I be charged a commission or other fee as a result of the Reorganization?

Answer: No commission or other transaction fee will be imposed on shareholders solely in connection with the Reorganization. Brokerage or other transaction costs incurred in connection with portfolio repositioning may, however, affect SPCL’s net asset value. It is currently estimated that any such brokerage or other transaction costs would be de minimis.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the Proposal can be acted upon. Your prompt response may prevent the need for further solicitation.

Question: How does the Board recommend that I vote?

Answer: After careful consideration, the Board unanimously recommends that SPCL shareholders vote “FOR” the Proposal to approve the Plan.

Question: Who is paying the expenses related to the Special Meeting and the Reorganization?

Answer: Tidal and Defiance are expected to bear the direct expenses of the Reorganization, allocated 35% to Tidal and 65% to Defiance. Neither SPCL nor SPCU is expected to bear legal, audit, printing, mailing, proxy-solicitation or other direct Reorganization expenses. Commissions for the full pre-closing portfolio rebalance are currently estimated at approximately $5,000, based on current prices. Portfolio transaction, swap termination and repositioning costs will be borne by the applicable Fund.

Question: Will SPCL reposition its portfolio in connection with the Reorganization?

Answer: Yes. SPCL is expected to terminate its swaps referencing AST SpaceMobile, Rocket Lab and Planet Labs and rebalance to 200% exposure to SPCX before closing. SPCX swaps may be novated to SPCU if counterparties consent or may be terminated and re-established by SPCU. SPCL is expected to transfer principally cash, cash equivalents, U.S. Treasury bills, money market fund shares and any SPCX exposure that can be transferred.

Question: Will the Reorganization affect my ability to buy and sell shares?

Answer: You may continue to buy and sell SPCL shares through your financial intermediary up to and including the last day on which SPCL shares trade before the Reorganization. If the Reorganization is completed, SPCL shares will cease trading and SPCL shareholders will receive SPCU shares and any cash in lieu of fractional shares. SPCU shares will continue to trade under ticker SPCU.

Question: What will happen if the Plan is not approved by shareholders?

Answer: If SPCL shareholders do not approve the Plan, the Reorganization will not be completed and the Board will consider other possible courses of action for SPCL, which may include continued operation, further proxy solicitation, or liquidation.

Question: What happens if it becomes necessary to adjourn the Special Meeting to solicit additional proxies?

Answer: It may become necessary to adjourn the Special Meeting to allow more time to solicit proxies if there are insufficient votes to constitute a quorum or approve the Reorganization. Under the Trust’s Amended and Restated By-Laws, the chair of the Special Meeting may adjourn the meeting one or more times for any reason, including the absence of a quorum or insufficient votes for approval, and no shareholder vote is required for an adjournment. Notice of an adjourned meeting generally is not required if the new time and place are announced at the meeting and the adjourned meeting is held within a reasonable time; notice is required if the meeting is adjourned for more than 90 calendar days or a new record date is fixed.

Question: How do I vote my shares?

Answer: You can vote your shares as indicated under “HOW TO VOTE YOUR SHARES,” which immediately precedes this Questions and Answers section.

Question: How will shareholder voting be handled?

Answer: Shareholders who own SPCL shares at the close of business on [Record Date] will be entitled to one vote for each whole share and a proportionate fractional vote for each fractional share held. Thirty-three and one-third percent (33-1/3%) of the Target Fund’s shares entitled to vote will constitute a quorum. Because the Funds have different fundamental concentration policies, approval of the Plan requires the affirmative vote of a “majority of the outstanding voting securities” of the Target Fund, as defined in the 1940 Act: the lesser of (i) 67% or more of the voting securities present at the Special Meeting if holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities.

EQ Fund Solutions (Equiniti) has been selected to assist in the solicitation of proxies and is expected to collect and tabulate shareholder votes. EQ is not affiliated with the Funds.

COMBINED PROXY STATEMENT AND PROSPECTUS

November 13, 2026

For the Reorganization of

Defiance Daily 2X Space ETF (Ticker: SPCL), a series of Tidal Trust II into

Defiance Daily Target 2X Long SPCX ETF (Ticker: SPCU), an existing series of Tidal Trust II

234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204

Listed on Cboe BZX Exchange, Inc.

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being sent in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Tidal Trust II (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Defiance Daily 2X Space ETF (“SPCL” or the “Target Fund”) on [date], 2027, at [time] Central Time, at [location/virtual meeting information]. At the Special Meeting, SPCL shareholders will be asked to consider and vote on the following proposal:

Proposal: To approve the Agreement and Plan of Reorganization approved by the Board, which provides for the reorganization of SPCL into the Defiance Daily Target 2X Long SPCX ETF (“SPCU” or the “Acquiring Fund”), an existing operating series of the Trust (the “Reorganization”).

After careful consideration and upon the recommendation of Tidal Investments LLC (“Tidal” or the “Adviser”) and Defiance ETFs, LLC (“Defiance”), the Board unanimously recommends that SPCL shareholders vote “FOR” the Proposal.

The Agreement and Plan of Reorganization (the “Plan”) provides that all of SPCL’s assets will be transferred to SPCU in exchange for shares of SPCU and SPCU’s assumption of all of SPCL’s liabilities. SPCL shareholders will receive SPCU shares and any cash in lieu of fractional shares with an aggregate value expected to equal the aggregate net asset value of their SPCL shares immediately before the Reorganization, subject to transaction costs and taxes on cash received in lieu of fractional shares. SPCL then will liquidate and terminate. SPCU will continue as an operating series of the Trust.

This Proxy Statement sets forth concisely the information you should know before voting on the Proposal. You should read it and keep it for future reference.

The following documents, each filed with the SEC, are incorporated by reference into (legally considered to be part of) this Proxy Statement: (i) the Statement of Additional Information dated November 13, 2026 relating to this Proxy Statement; (ii) the Target Fund’s Prospectus and Statement of Additional Information, each dated August 28, 2026, as may be amended and supplemented (File Nos. 333-264478 and 811-23793); (iii) the Acquiring Fund’s Prospectus and Statement of Additional Information, each dated June 5, 2026, as supplemented June 12 and June 16, 2026, and as may be further amended and supplemented (File Nos. 333-264478 and 811-23793); and (iv) the Target Fund’s Annual Certified Shareholder Report on Form N-CSR for the fiscal period ended April 30, 2026, as amended by Form N-CSR/A filed July 28, 2026 (File No. 811-23793).

This Proxy Statement will be mailed on or about [mailing date], 2027, to SPCL shareholders of record as of [Record Date], 2026.

SPCL and SPCU are registered open-end management investment companies and existing operating series of the Trust. SPCU commenced operations on June 12, 2026, and will continue as the surviving fund following the Reorganization. Copies of this Proxy Statement, the related SAI and the incorporated documents are available upon request and without charge by calling (833) 333-9383, visiting www.defianceetfs.com, or writing to the Funds at the address above.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An investment in SPCL or SPCU is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in either Fund involves investment risk, including the possible loss of principal.

PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

OVERVIEW OF THE PROPOSED REORGANIZATION

The Board, including all Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), recommends that SPCL shareholders approve the Plan, pursuant to which SPCL will reorganize into SPCU and SPCL shareholders will become shareholders of SPCU. The Plan is attached as Appendix A. The Board considered the Reorganization at its November 12, 2026 meeting. Based on the recommendations of Tidal and Defiance, its evaluation of the Plan, and information requested and received in advance of the meeting and during the meeting, the Board unanimously approved the Plan, subject to approval by SPCL shareholders. The Board determined, on behalf of each Fund, that participation in the Reorganization is in the Fund’s best interests and that the interests of existing shareholders will not be diluted.

SPCL and SPCU are existing operating series of the Trust. If SPCL shareholders approve the Plan and the other closing conditions are satisfied, the Reorganization will have these primary steps:

• SPCL will transfer all of its assets to SPCU in exchange for shares of SPCU and SPCU’s assumption of all of SPCL’s liabilities;

• SPCL will distribute the SPCU shares and any cash in lieu of fractional shares to SPCL shareholders;

• SPCL shareholders will become shareholders of the existing SPCU; and

• SPCL will liquidate and terminate.

Approval of the Plan will constitute approval of the transfer of SPCL’s assets to SPCU, SPCU’s assumption of SPCL’s liabilities, the distribution of SPCU shares and cash in lieu of fractional shares to SPCL shareholders, and SPCL’s liquidation and termination. The aggregate value of the SPCU shares and any cash received by an SPCL shareholder is expected to equal the aggregate net asset value of the shareholder’s SPCL shares immediately before the Reorganization, subject to transaction costs and taxes on cash received in lieu of fractional shares.

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. In general, SPCL, SPCU and SPCL shareholders are not expected to recognize gain or loss solely because of the Reorganization; however, an SPCL shareholder may recognize gain or loss with respect to cash received in lieu of a fractional SPCU share. Completion of the Reorganization is conditioned on receipt of an opinion of tax counsel.

A portion of the portfolio assets of SPCL is expected to be sold by SPCL prior to its Reorganization. Based on current unrealized gains and losses on the positions expected to be closed, the repositioning is estimated to result in a net realized loss of approximately $265,000, subject to changes in market prices before execution. Any disposition of portfolio holdings would result in brokerage commissions and other transaction costs, and may result in the realization of capital gains that would be distributed to shareholders during or with respect to the year of sale, and such distributions would be taxable to shareholders unless shares are held through a qualified retirement plan or other tax-advantaged arrangement. No distribution is currently expected before closing. If required, prior to the closing of the Reorganization, SPCL will declare and pay a distribution to shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income, net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization, and may include undistributed income or gains from prior years. These distributions will generally be taxable to shareholders that hold their shares in a taxable account. Such distributions may include distributions taxable as ordinary income or as long-term capital gains.

EFFECT OF THE REORGANIZATION

The Reorganization will combine SPCL with the substantially larger SPCU and eliminate the costs of operating SPCL as a separate fund. It will also materially change SPCL shareholders’ investment exposure from daily 2X exposure to a portfolio of space-related issuers to daily 2X exposure to Space Exploration Technologies Corporation (“SpaceX” or “SPCX”) alone.

Certain basic information about SPCL and SPCU is provided below. SPCL and SPCU are referred to together as the “Funds.”

Item	SPCL Target Fund	SPCU Acquiring and Surviving Fund
Full name	Defiance Daily 2X Space ETF	Defiance Daily Target 2X Long SPCX ETF
Trust	Tidal Trust II	Tidal Trust II
Status	Existing operating ETF; will liquidate and terminate	Existing operating ETF; will survive
Inception date	April 7, 2026	June 12, 2026

Item	SPCL Target Fund	SPCU Acquiring and Surviving Fund
Net assets at Sept. 30, 2026	$12,434,932	$61,974,821
Shares outstanding at Sept. 30, 2026	580,000	4,640,000
NAV at Sept. 30, 2026	$21.44	$13.36
Investment exposure	Daily 2X exposure to a Target Portfolio of space-related securities	Daily 2X exposure to SPCX
Recent portfolio exposure	Approx. equal exposure to SPCX, ASTS, RKLB and PL	SPCX only
Management fee	1.29%	1.29%
Adviser	Tidal Investments LLC	Tidal Investments LLC
Sponsor	Defiance ETFs, LLC (“Defiance”)	Defiance
Listing exchange	Cboe BZX Exchange, Inc.	Cboe BZX Exchange, Inc.
Fiscal year end	April 30	March 31
Diversification status	Non-diversified	Non-diversified
Concentration policy	Concentrates its investment exposure in companies in the space industry and in industries that develop, deploy or operate space-related technologies and services.	Concentrates in the industry assigned to its Underlying Security.

Tidal currently serves as investment adviser to both Funds and will continue to serve as investment adviser to the Acquiring Fund. The Funds have the same portfolio managers, sponsor and principal service providers. No change to the Acquiring Fund’s investment objective, principal investment strategies, policies, fee rate, exchange listing, ticker symbol, creation-unit size or fiscal year is expected in connection with the Reorganization. The Target Fund’s fiscal year ends April 30, and the Acquiring Fund’s fiscal year ends March 31.

SPCL shareholders will continue to be able to buy and sell SPCL shares through their financial intermediaries through SPCL’s final trading day. If the Reorganization is completed, SPCL shares will cease trading and SPCL shareholders will receive SPCU shares and any cash in lieu of fractional shares. SPCU shares will continue to be issued and redeemed in creation units by authorized participants and traded in the secondary market under ticker SPCU.

The primary purpose of the Reorganization is to move the investment portfolio and shareholders presently associated with SPCL to SPCU.

SUMMARY COMPARISON OF THE FUNDS

Certain basic information about SPCL and SPCU is provided in the tables below. SPCL and SPCU are referred to together as the “Funds.”

The table below describes the fees and expenses that shareholders currently pay for SPCL and SPCU and the estimated pro forma fees and expenses of SPCU after giving effect to the Reorganization.

Annual Fund Operating Expenses	SPCL(1)	SPCU(2)	Pro Forma SPCU
Management Fee	1.29%	1.29%	1.29%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses(3)	0.00%	0.02%	0.02%
Total Annual Fund Operating Expenses(4)	1.29%	1.31%	1.31%
Less: Fee Waiver / Expense Reimbursement(5)	N/A	N/A	(0.02%)
Total Annual Fund Operating Expenses After Fee Waiver / Expense Reimbursement(5)	N/A	N/A	1.29%

(1) The Target Fund’s Adviser will pay all expenses incurred by the Target Fund (except advisory fees), excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Target Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses and other non-routine or extraordinary expenses.

(2) The Acquiring Fund’s Adviser will pay, or require a sub-adviser to pay, all expenses incurred by the Acquiring Fund (except advisory and sub-advisory fees, as applicable), subject to the same exclusions described above.

(3) Other Expenses are based on estimated amounts for each Fund’s current fiscal year.

(4) The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the fee table or the Example.

(5) Tidal has contractually agreed to waive a portion or all of its management fees and pay Acquiring Fund expenses (excluding certain expenses such as taxes, dividends paid on short sales, brokerage commissions, AFFE, or extraordinary expenses) in order to limit the total annual fund operating expenses to 1.29% of the average daily net assets of the Acquiring Fund’s shares. Fees waived and expenses paid by Tidal may be recouped by Tidal for a period of 36 months following the day on which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement becomes effective upon the closing of the Reorganization and remains in effect for at least two years from the closing date, unless sooner terminated in accordance with its terms. The agreement may continue thereafter for additional periods with annual approval by the Acquiring Fund Board. The agreement may be terminated at any time upon 60 days' written notice, without penalty, by the Acquiring Fund Board or by Tidal with the Board's consent, which consent shall not be unreasonably withheld. The agreement automatically terminates upon termination of the investment advisory agreement.

Under each Fund’s unitary fee arrangement, the Adviser pays substantially all expenses of the Fund, subject to the exclusions described in the applicable prospectus.

Example

The Example below is intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in shares of the Acquiring Fund, both currently and on a pro forma basis after giving effect to the Reorganization. The Example assumes that you invest $10,000 in a Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years
Target Fund Shares	$131	$409
Acquiring Fund Shares	$133	$415
Acquiring Fund Shares (pro forma)	$133	$415

Fund Performance

SPCL commenced operations on April 7, 2026, and SPCU commenced operations on June 12, 2026. Neither Fund has completed a full calendar year of operations as of the date of this Proxy Statement. The Acquiring Fund will be the accounting survivor of the Reorganization and will retain its financial and performance history.

Cumulative performance through September 30, 2026 is shown below.

Performance	SPCL	SPCU
1-Month NAV Return	-4.85%	6.74%
3-Month NAV Return	-53.64%	-35.05%
Since Inception Cumulative NAV Return	-14.24%	-33.20%
Since Inception Cumulative Market Return	-14.36%	-33.25%

Portfolio Turnover

Each Fund pays transaction costs when it buys and sells securities or closes or re-establishes derivative positions. These costs are not reflected in annual fund operating expenses and affect performance. For the period from April 7, 2026 (commencement of operations) through April 30, 2026, the Target Fund’s portfolio turnover rate was 0%. Because the Acquiring Fund commenced operations after the end of its most recent fiscal period, portfolio turnover information is not yet available.

Approximately 75% of the Target Fund’s aggregate swap notional exposure, equivalent to approximately 150% of its net assets, is expected to be closed out prior to the Reorganization. Commissions for the full rebalance are currently estimated at approximately $5,000, based on current prices. Based on current unrealized gains and losses on the positions expected to be closed, the repositioning is estimated to result in a net realized loss of approximately $265,000, subject to changes in market prices before execution. The estimated net realized loss is approximately $0.36 per share, based on 740,000 shares outstanding as of November 10, 2026. Portfolio-transition costs will be borne by the applicable Fund and are separate from the direct reorganization expenses allocated 65% to Defiance and 35% to Tidal.

Principal Investment Objectives, Strategies, and Policies

The Target Fund and Acquiring Fund have substantially similar daily leveraged structures: each seeks 200% of the daily performance of its specified underlying equity exposure, principally uses swaps and/or listed options to obtain that exposure, rebalances daily, is intended as a short-term trading vehicle, and is managed by Tidal. Their investment objectives and principal strategies are not identical, however, because the Target Fund obtains exposure to an actively managed portfolio of one or more space company securities, while the Acquiring Fund obtains exposure solely to SPCX. The comparison below reflects the Funds’ current prospectuses and identifies both the principal similarities and the material differences.

Investment Objectives

Target Fund. The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2X) the performance of an actively-managed portfolio of one or more space securities for a single day (the “Target Portfolio”).

Acquiring Fund. The Fund seeks daily investment results, before fees and expenses, of two times (200%) the daily percentage change in the share price of Space Exploration Technologies Corporation (NASDAQ: SPCX). The Fund does not seek to achieve its stated investment objective for a period other than a single trading day.

Each Fund’s investment objective is non-fundamental and may be changed by the Board without shareholder approval upon the notice required by applicable law.

Principal Investment Strategies

The following table sets forth the complete Principal Investment Strategies disclosures in the Fund Summaries of the Target Fund’s prospectus dated August 28, 2026, and the Acquiring Fund’s prospectus dated June 5, 2026, as supplemented June 12 and June 16, 2026. Corresponding disclosures are aligned for comparison. References to the “Fund” in each column refer to the Fund identified in that column. “No corresponding disclosure” indicates that the other Fund’s Fund Summary does not contain a separately corresponding disclosure.

Target Fund Principal Investment Strategies Disclosure	Acquiring Fund Principal Investment Strategies Disclosure

Principal Investment Strategies

The Fund seeks daily leveraged investment results, before fees and expenses, that correspond to two times (2X) the performance of an actively managed portfolio of space company securities (described below), which at times may consist of only a single security (the “Target Portfolio”) by employing derivatives, namely swap agreements and/or listed options contracts. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day, generally 4:00 p.m. Eastern Time.

Principal Investment Strategies

The Fund is an actively managed exchange traded fund (“ETF”) that attempts to achieve two times (200%) the daily percentage change in the share price of the Underlying Security by employing derivatives, namely swap agreements and/or listed options contracts. The Fund aims to achieve this daily percentage change for a single day, and not for any other period. A “single day” means the period “from the close of regular trading on one trading day to the close on the next trading day.”

Target Fund Principal Investment Strategies Disclosure	Acquiring Fund Principal Investment Strategies Disclosure

The Fund defines “Space Companies” as companies with at least 50% of their annual revenue derived from the development, deployment, operation, or support or application of space-related technologies and services, as described below. These companies participate in the “space economy,” which refers to economic activity related to the exploration, development, deployment, space logistics, and utilization of space-based systems and infrastructure. This includes commercial activities such as satellite communications, Earth observation, navigation services, launch services, in-orbit operations, and emerging space technologies that support scientific research, data processing, global connectivity, and next-generation applications.

Space Companies may include companies engaged in:

• The design, manufacture, launch, and operation of spacecraft, launch vehicles, and space systems;

• The development and operation of satellite communications, navigation, broadband, or space-based data infrastructure;

• In-orbit services, space logistics, or space-enabled platforms;

• The production of enabling components, systems, or materials essential to space operations;

• The development of space-based data, analytics, or related applications derived from satellite or orbital systems; or.

• The enablement, support or application of any of the above space-related technologies, services or activities.

The Fund seeks to obtain leveraged 2X exposure to the Target Portfolio primarily through swap agreements and/or listed options strategies. The Fund may also invest directly in the equity securities of the companies included in the Target Portfolio.

If the Fund encounters limitations in implementing its strategies, whether due to market conditions, derivative availability, counterparty issues, regulatory constraints, or other factors, the Fund may not achieve investment results, before fees and expenses, that correspond to two times (2X) the daily performance of the Target Portfolio, and may return substantially less during such periods. During such periods, the Fund’s actual leverage levels may differ substantially from its intended target, both intraday and at the close of trading, potentially resulting in significantly lower returns.

If the Fund encounters limitations in implementing its strategies, whether due to market conditions, derivative availability, counterparty issues, or other factors, the Fund may not achieve investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Underlying Security, and may return substantially less during such periods. During such periods, the Fund’s actual leverage levels may differ substantially from its intended target, both intraday and at the close of trading, potentially resulting in significantly lower returns.

Target Portfolio Selection

The Adviser employs a thematic and qualitative approach to identify and select a focused portfolio of generally between 1 and 5 Space Companies aligned with the Fund’s space investment theme and engaged in the space-related technologies and activities described above.

Where the Adviser determines that a single company represents a dominant or transformative exposure within the “Space Companies” universe, it may designate a Target Portfolio consisting of a single equity security as most consistent with the Fund’s investment objective. The Target Portfolio is not subject to any minimum number of holdings.

The companies in the Target Portfolio may include large-, mid-, and small-capitalization companies and may be domestic or foreign issuers, including American Depositary Receipts (“ADRs”) of foreign companies listed on U.S. or non-U.S. exchanges.

No corresponding disclosure.

Target Fund Principal Investment Strategies Disclosure	Acquiring Fund Principal Investment Strategies Disclosure

The Adviser evaluates companies using a combination of thematic criteria, including:

• Core Space Activities: Companies for which space-related operations represent a primary operational focus, demonstrated through stated objectives, revenue exposure, product development efforts, or industry participation.

• Industry Leadership: Emphasis on companies recognized for innovation, technological capabilities, operational scale, or participation in significant commercial or governmental space initiatives.

• Emerging Potential: Priority is given to companies achieving material advancements, expanding capabilities, or demonstrating momentum within the space ecosystem, reflecting their potential for increasing economic impact.

• Space Ecosystem Support: Companies significantly involved in developing, enabling, supporting, or applying space technologies.

Based on a proprietary evaluation framework, the Adviser selects a Target Portfolio generally consisting of 1 to 5 companies. The number of Target Portfolio constituents depends on the availability of eligible “Space Companies,” and the Fund’s ability to source the required leverage for each security. Each trading day, the Target Portfolio will generally be reallocated so that each underlying security is approximately equally weighted.

To manage overall portfolio risk, the Adviser may adjust individual weightings to mitigate exposure to companies exhibiting extreme volatility, high correlations, liquidity constraints, or other characteristics that could disproportionately affect performance. Additionally, if regulatory or structural constraints arise from the Target Portfolio’s composition that affect Fund’s derivatives portfolio from achieving 2X returns, the Adviser may adjust the Target Portfolio to enhance the Fund’s ability to achieve its investment objective.

To maintain alignment with advancements in space technologies, shifts in company focus, and emerging opportunities, the Adviser will, at least quarterly, either reconfirm the construction of the Target Portfolio or establish a new Target Portfolio by replacing some or all of its underlying securities.

The Adviser may, at its discretion, reconstitute or otherwise adjust the Target Portfolio at any time, including between scheduled rebalancing periods and on an expedited basis, in response to developments it deems material (each, a “Material Space Event”). Material Space Events include, without limitation: (i) the initial public offering or direct listing of a company determined to be a significant participant in the space economy; (ii) a corporate combination, merger, acquisition, spin-off, or restructuring involving one or more existing or prospective Target Portfolio companies; (iii) a delisting, bankruptcy, or material adverse regulatory action affecting a Target Portfolio company; (iv) a material shift in a company’s business focus away from space-related activities; or (v) a technological breakthrough, operational milestone, material contract award, or other development that fundamentally alters the competitive landscape of the space sector.

Target Fund Principal Investment Strategies Disclosure	Acquiring Fund Principal Investment Strategies Disclosure

In connection with any such reconstitution or adjustment, the Adviser may modify the number of Target Portfolio constituents, including reducing the portfolio to a single security or including more than 5 company securities. The Adviser will not provide advance notice to shareholders prior to any such changes. The Fund’s then-current Target Portfolio will be published on the Fund’s website at www.defianceetfs.com on each trading day. During a reconstitution of the Target Portfolio, including in connection with a Material Space Event, the Fund’s leveraged exposure and resulting performance may temporarily deviate from its target of 200%, both above and below such level. Although the Fund will use commercially reasonable efforts to maintain approximately 200% leveraged exposure by the close of each trading day, during a reconstitution period, generally not expected to exceed five (5) trading days, the Fund’s leverage may range from approximately 150% to 220% of its net assets, and its daily performance may not correspond to two times (200%) the daily performance of the Target Portfolio. The Adviser will seek to restore the Fund’s leverage to approximately 200% as soon as reasonably practicable following completion of the reconstitution.

The Fund’s Target Portfolio is published daily on its website at www.defianceetfs.com/spcl.

Derivatives Portfolio Selection

The Fund will enter into one or more swap agreements with financial institutions for a specified period, which may range from one day to longer than a year. Through each swap agreement, the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on a particular security’s share price. The gross return (meaning the return before deducting any fees or expenses) to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” (meaning the face amount of the instrument) e.g., the return on or change in value of a particular dollar amount representing the underlying security in the Target Portfolio. If the Fund is unable to obtain the necessary exposure through swaps or other derivatives, or encounters other constraints (e.g., market or regulatory), the Fund may not always achieve investment results, before fees and expenses, that correspond to two times (2x) the daily performance of Fund’s Target Portfolio, and may return substantially less during such periods.

At the end of each day, the Fund’s swaps are valued using market valuations and the Fund’s investment adviser rebalances the Fund’s holdings in an attempt to maintain leveraged exposure of approximately 200% to the aggregate performance of the Fund’s Target Portfolio.

For examples of a hypothetical investment in the Fund, see the prospectus section entitled “Additional Information About the Fund – Principal Investment Strategies.”

Fund performance for periods greater than one single day is primarily (but not solely) a function of the following factors: a) the volatility of the Target Portfolio; b) the performance of the Target Portfolio; c) period of time; d) financing rates associated with leveraged exposure; and e) other Fund expenses.

The Fund may enter into one or more swap agreements with financial institutions for a specified period, which may range from one day to longer than a year. Through each swap agreement, the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Underlying Security’s share price. The gross return (meaning the return before deducting any fees or expenses) to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” (meaning the face amount of the instrument) e.g., the return on or change in value of a particular dollar amount representing the Underlying Security.

The Fund may also utilize listed options to seek to achieve leveraged 2X exposure to the Underlying Security. The Fund will primarily employ short-dated (a month or less) in-the-money call options (options with strike prices below the current market price of the Underlying Security, offering immediate intrinsic value). Additionally, the Fund may use other option strategies to produce similar exposure to the Underlying Security, like buying calls and selling puts with identical strike prices. These options allow the Fund to adjust its leverage strategy in response to market conditions, liquidity constraints, or other factors that may affect the availability or pricing of swap agreements. The use of listed options provides additional flexibility in pursuing the Fund’s daily investment objective. In situations where swap availability is constrained, the Fund may rely more heavily on options contracts. Additionally, the Fund may use options in response to changing market dynamics. However, the use of option contracts is typically less efficient than swaps and may increase the likelihood that the Fund is unable to achieve its daily 2X objective.

At the end of each day, the Fund’s swaps and options are valued using market valuations and the Fund’s investment adviser rebalances the Fund’s holdings in an attempt to maintain leveraged exposure for the Fund equal to approximately 200% of the Underlying Security’s share price. This daily rebalancing is expected to result in high portfolio turnover.

For examples of a hypothetical investment in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund – Principal Investment Strategies.”

Target Fund Principal Investment Strategies Disclosure	Acquiring Fund Principal Investment Strategies Disclosure

The Fund may also utilize listed options to seek to achieve leveraged 2X exposure to the Target Portfolio securities. The Fund will primarily employ short-dated (a month or less) in-the-money call options (options with strike prices below the current market price of one or more Target Portfolio securities, offering immediate intrinsic value). Additionally, the Fund may use other option strategies to produce similar exposure to the Target Portfolio securities, like buying calls and selling puts with identical strike prices. These options allow the Fund to adjust its leverage strategy in response to market conditions, liquidity constraints, or other factors that may affect the availability or pricing of swap agreements. The use of listed options provides additional flexibility in pursuing the Fund’s daily investment objective. In situations where swap availability is constrained, the Fund may rely more heavily on options contracts. Additionally, the Fund may use options in response to changing market dynamics. However, the use of option contracts is typically less efficient than swaps and may increase the likelihood that the Fund is unable to achieve its daily 2X objective. See the provision in the Prospectus entitled “Additional Information About the Fund,” for more information about the Fund’s use of options.

Fund performance for periods greater than one single day is primarily (but not solely) a function of the following factors: a) the Underlying Security volatility; b) the Underlying Security’s performance; c) period of time; d) financing rates associated with leveraged exposure; and e) other Fund expenses.

Collateral

The Fund will hold assets to serve as collateral for the Fund’s derivatives transactions. For those collateral holdings, the Fund may invest in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality.

The Fund will hold assets to serve as collateral for its derivatives positions. For those collateral holdings, the Fund may invest in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality.

Fund Attributes

The Fund is classified as “non-diversified” under the 1940 Act. The Fund has adopted a policy of having at least 80% exposure to financial instruments with economic characteristics that should perform 2X the daily performance of Space Company securities.

The Fund may invest in equity securities of large-, mid-, small-, and micro-capitalization companies and may invest in U.S. and non-U.S. issuers, including through American Depositary Receipts (“ADRs”). The Fund may also invest in securities of privately held companies, including late-stage private companies contemplating or preparing for an initial public offering (“IPO”), or in special purpose acquisition companies (“SPACs”). Fund investments may also include companies that have recently completed an IPO or that have become publicly traded through business combinations involving SPACs (“de-SPAC transactions”).

The Fund may invest up to 15% of its net assets in illiquid securities.

The Fund will concentrate (i.e., invest 25% or more of its total assets) its investment exposure to companies in the space industry and in industries that develop, deploy, or operate space-related technologies and services.

The Fund is expected to have a high portfolio turnover rate.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Target Portfolio over the same period. The Fund will lose money if the Target Portfolio’s performance is flat over time, and because of daily rebalancing, the volatility of the Target Portfolio and the effects of compounding, the Fund may lose money over time while the Target Portfolio’s performance increases over a period longer than a single day. As a consequence, investors should not plan to hold shares of the Fund unmonitored for periods longer than a single trading day.

The Fund has adopted a policy to have at least 80% exposure to financial instruments with economic characteristics that should perform 2X the daily performance of the Underlying Security’s shares. The Fund is expected to allocate between 40% and 60% of its assets as collateral for swap agreements or as premiums for purchased options contracts.

The Fund is classified as “non-diversified” under the 1940 Act. The Fund’s investment strategy is expected to result in a high annual portfolio turnover rate.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Security’s shares over the same period. The Fund will lose money if the Underlying Security’s performance is flat over time, and because of daily rebalancing, the Underlying Security’s shares’ volatility and the effects of compounding, the Fund may lose money over time while the Underlying Security’s performance increases over a period longer than a single day. As a consequence, investors should not plan to hold shares of the Fund unmonitored for periods longer than a single trading day.

Target Fund Principal Investment Strategies Disclosure	Acquiring Fund Principal Investment Strategies Disclosure
No corresponding disclosure.

Space Exploration Technologies Corporation (“SpaceX”)

Space Exploration Technologies Corporation is a company, which recently completed its initial public offering, and that is building the integrated hardware and software infrastructure of the future across space, connectivity, and AI. SpaceX designs, manufactures, launches, and operates products and services built on cutting-edge technologies, including the world’s most advanced rockets and spacecraft. Founded in 2002 by Elon Musk, SpaceX develops and operates launch vehicles for commercial, government, and defense customers, and provides satellite-based broadband services through its Starlink network. The company is a leading participant in the commercial space industry, contributing to the expansion of global satellite communications and orbital launch capabilities. SpaceX’s common stock is listed on the Nasdaq Stock Market LLC (“NASDAQ”) under the ticker SPCX. SpaceX is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the SEC by SpaceX pursuant to the Exchange Act can be located by reference to the SEC file number 333-296070 through the SEC’s website at www.sec.gov.

Additional information about SpaceX may also be obtained from other publicly available sources, including press releases, news articles, industry publications and other publicly disseminated documents.

This document relates only to the securities offered hereby and does not relate to the shares of SPCX or other securities of Space Exploration Technologies Corporation. The Fund has derived all disclosures contained in this document regarding SPCX from the publicly available documents. None of the Fund, Tidal Trust II (the “Trust”), or the Adviser, or their respective affiliates has participated in the preparation of such publicly available offering documents or made any due diligence inquiry regarding such documents with respect to SPCX. None of the Fund, the Trust, or the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding SPCX is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of SPCX (and therefore the share price of the Fund at the time we price the securities) have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning SPCX could affect the value received with respect to the securities and therefore the value of the securities.

None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation to you as to the performance of SPCX.

NONE OF THE FUND, TIDAL TRUST II, OR TIDAL INVESTMENTS LLC IS AFFILIATED, CONNECTED, OR ASSOCIATED WITH SPACE EXPLORATION TECHNOLOGIES CORPORATION. THE FUND WAS NOT DEVELOPED OR CREATED BY, AND IS NOT SPONSORED, ENDORSED, OR APPROVED BY, SPACE EXPLORATION TECHNOLOGIES CORPORATION.

Target Fund Principal Investment Strategies Disclosure	Acquiring Fund Principal Investment Strategies Disclosure

Moreover, Space Exploration Technologies Corporation. has not participated in the development of the Fund’s investment strategy. Space Exploration Technologies Corporation. does not select or approve the Fund’s portfolio holdings, nor does it participate in the construction, design, or implementation of the Fund. Space Exploration Technologies Corporation. does not provide any assurances, guarantees, or representations regarding the Fund or its performance. Nothing herein shall be construed as an offer of any security by Space Exploration Technologies Corporation.

None of the Fund, the Trust, the Adviser, or their respective affiliates claim any ownership interest in any trademarks owned by SpaceX or its affiliates. All rights in the trademarks are reserved by their respective owners.

Due to the Fund’s investment strategy, the Fund’s investment exposure is concentrated in the same industry as that assigned to the Underlying Security. As of the date of this Prospectus, SPCX is assigned to the Cable & Satellite industry.

Before closing, SPCL is expected to terminate its swaps referencing AST SpaceMobile, Rocket Lab and Planet Labs and rebalance to 200% exposure to SPCX. SPCX swaps may be novated to SPCU if counterparties consent or terminated and re-established by SPCU. SPCL is expected to transfer principally cash, cash equivalents, U.S. Treasury bills, money market fund shares and any SPCX exposure that can be transferred. The positions expected to be closed are held across three of SPCL’s five swap counterparties, and the Adviser does not currently anticipate difficulties completing the rebalance. The trades are expected to be executed at the market close, with minimal execution-related impact on gains and losses.

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. SPCL and SPCU are leveraged ETFs intended to be used as short-term trading vehicles by knowledgeable investors who understand the consequences of seeking a daily leveraged objective. The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios. An investor in either Fund could lose the full principal value of the investment in a single day.

The Funds are subject to many of the same principal risks because each seeks daily 200% leveraged exposure and principally uses derivatives. The Reorganization nevertheless will materially change the risks borne by Target Fund shareholders: the Acquiring Fund provides leveraged exposure to a single issuer, SPCX, rather than to the Target Fund’s actively managed portfolio of one or more space companies. The comparison below identifies the shared leveraged-ETF and derivatives risks and the material exposure-specific differences reflected in the Funds’ current prospectuses.

The table below reproduces the complete Principal Investment Risks disclosures from those Fund Summaries, organized by risk for comparison. “No corresponding risk” indicates that the other Fund’s Fund Summary does not contain a separately corresponding risk disclosure; it does not mean that the other Fund has no exposure to that risk. Subparts are retained within the applicable risk disclosure.

Target Fund Principal Risk Disclosure	Acquiring Fund Principal Risk Disclosure

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per Share, trading price, yield, total return, and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Risks of Investing in the Fund.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per Share, trading price, yield, total return, and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Risks of Investing in the Fund.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Target Fund Principal Risk Disclosure	Acquiring Fund Principal Risk Disclosure
Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.	Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Compounding and Market Volatility Risk. The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from two times (200%) the Target Portfolio’s performance, before the Fund’s management fee and other expenses. Compounding affects all investments but has a more significant impact on funds that aim to replicate leveraged daily returns and that rebalance daily. For the Fund aiming to replicate two times the daily performance of the Target Portfolio, if adverse daily performance of the Target Portfolio reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Target Portfolio increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.

The effect of compounding becomes more pronounced as the Target Portfolio’s volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Target Portfolio during a shareholder’s holding period of an investment in the Fund.

The chart below provides examples of how the Target Portfolio’s volatility could affect the Fund’s performance. The chart illustrates the impact of two factors that affect the Fund’s performance – the Target Portfolio’s volatility and the Target Portfolio’s performance. The Target Portfolio’s performance shows the percentage change in the share price of the Target Portfolio over the specified time period, while the Target Portfolio’s volatility is a statistical measure of the magnitude of fluctuations in the returns during that time period. As illustrated below, even if the Target Portfolio’s performance over two equal time periods is identical, different Target Portfolio volatility (i.e., in magnitude of fluctuations in the share price of the Target Portfolio) during the two time periods could result in drastically different Fund performance for the two time periods because of compounding daily returns during the time periods. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) the Target Portfolio volatility; b) the Target Portfolio performance; c) period of time; d) financing rates associated with leveraged exposure; and e) other Fund expenses. The chart shows estimated Fund returns for a number of combinations of Target Portfolio volatility and Target Portfolio performance over a one-year period. Performance shown in the chart assumes that: (i) there were no Fund expenses; (ii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected the estimated returns would be different than those shown. Particularly during periods of higher Target Portfolio volatility, compounding will cause results for periods longer than a trading day to vary from two times (200%) the performance of the Target Portfolio.

Compounding and Market Volatility Risk. The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from two times (200%) the Underlying Security’s performance, before the Fund’s management fee and other expenses. Compounding affects all investments but has a more significant impact on funds that aim to replicate leveraged daily returns and that rebalance daily. For the Fund aiming to replicate two times the daily performance of the Underlying Security, if adverse daily performance of the Underlying Security reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Underlying Security increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.

The effect of compounding becomes more pronounced as the Underlying Security’s volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Underlying Security during a shareholder’s holding period of an investment in the Fund.

The chart below provides examples of how the Underlying Security’s volatility could affect the Fund’s performance. The chart illustrates the impact of two factors that affect the Fund’s performance – the Underlying Security’s volatility and the Underlying Security’s performance. The Underlying Security’s performance shows the percentage change in the share price of the Underlying Security over the specified time period, while the Underlying Security’s volatility is a statistical measure of the magnitude of fluctuations in the returns during that time period. As illustrated below, even if the Underlying Security’s performance over two equal time periods is identical, different Underlying Security volatility (i.e., in magnitude of fluctuations in the share price of the Underlying Security) during the two time periods could result in drastically different Fund performance for the two time periods because of compounding daily returns during the time periods.

Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) the Underlying Security volatility; b) the Underlying Security performance; c) period of time; d) financing rates associated with leveraged exposure; and e) other Fund expenses. The chart shows estimated Fund returns for a number of combinations of Underlying Security volatility and Underlying Security performance over a one-year period. Performance shown in the chart assumes that: (i) there were no Fund expenses; (ii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected the estimated returns would be different than those shown. Particularly during periods of higher Underlying Security volatility, compounding will cause results for periods longer than a trading day to vary from two times (200%) the performance of the Underlying Security.

Target Fund Principal Risk Disclosure							Acquiring Fund Principal Risk Disclosure

As shown in the chart below, the Fund would be expected to lose 6.1% if there was no change in the share price of the Target Portfolio over a one-year period during which the Target Portfolio experienced annualized volatility of 25%. If the Target Portfolio’s annualized volatility were to rise to 75%, the hypothetical loss for a one-year period would widen to approximately -43%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if there were no change in the share price of the Target Portfolio. For instance, if the Target Portfolio’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative Target Portfolio change in the share price of the Target Portfolio for the year was 0%.

Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than two times (200%) the performance of the Target Portfolio and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than two times (200%) the performance of the Target Portfolio. The Fund’s actual performance may be significantly better or worse than the performance shown below as a result of any of the factors discussed above or in the “Daily Correlation/Tracking Risk” below.

As shown in the chart below, the Fund would be expected to lose 6.1% if there was no change in the share price of the Underlying Security over a one-year period during which the Underlying Security experienced annualized volatility of 25%. If the Underlying Security’s annualized volatility were to rise to 75%, the hypothetical loss for a one-year period would widen to approximately -43%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if there were no change in the share price of the Underlying Security. For instance, if the Underlying Security’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative Underlying Security change in the share price of the Underlying Security for the year was 0%.

Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than two times (200%) the performance of the Underlying Security and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than two times (200%) the performance of the Underlying Security. The Fund’s actual performance may be significantly better or worse than the performance shown below as a result of any of the factors discussed above or in the “Daily Correlation/Tracking Risk” below.

Estimated Returns of 200% or Two Times Performance of the Target Portfolio							Estimated Returns of 200% or Two Times Performance of the Underlying Security
Target Portfolio Performance		One Year Volatility Rate					Underlying Security Performance		One Year Volatility Rate
One Year Target Portfolio Performance	2X Times (200%) the One Year Performance	10%	25%	50%	75%	100%	One Year Underlying Security	2X Times (200%) the One Year Performance	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%	-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%	-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%	-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%	-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%	-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%	-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%	0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%	10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%	20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%	30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%	40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%	50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%	60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

Since market volatility has negative implications for the Fund which rebalances its derivatives daily, investors should be sure to monitor and manage their investments in the Fund particularly in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility ranges of the then-current Target Portfolio’s historical volatility, which are expected to be high. Historical volatility and performance for the underlying securities are not likely indicative of future volatility and performance.							Historical Underlying Security volatility and performance are not indications of what Underlying Security volatility and performance will be in the future.

Target Fund Principal Risk Disclosure	Acquiring Fund Principal Risk Disclosure
Space Investing Risks. The Fund invests indirectly in companies that derive a substantial portion of their revenues or operating activities from space-related technologies and services and, as a result, is subject to risks associated with companies engaged in the space industry and the broader space economy, which may cause the Fund’s investments to be more volatile than those of more diversified funds. Companies involved in the design, manufacture, or launch of spacecraft, launch vehicles, or related systems face significant risks associated with launch failures, deployment malfunctions, mission delays, and cost overruns; space launches are inherently complex and costly, and failures may result in the total loss of spacecraft or payloads, substantial financial losses, reputational harm, increased regulatory scrutiny, and adverse impacts on a company’s financial condition and stock price. Space-related businesses often rely on advanced, emerging, or unproven technologies and may be adversely affected by rapid technological change, engineering challenges, design flaws, the inability to achieve expected performance, or competitors’ development of superior or lower-cost technologies. The space industry is subject to extensive domestic and international regulation (including licensing requirements, export controls, national security restrictions, environmental regulation, and orbital debris mitigation standards), and changes in laws, regulations, or regulatory interpretations may increase compliance costs, delay operations, restrict market access, or limit the deployment or operation of space-based systems. Many space-focused companies depend on governmental or quasi-governmental customers and contracts, and reductions in government budgets, policy changes, contract terminations, delays, or failures to renew contracts could materially and adversely affect revenues and financial performance. Space-based operations are exposed to risks arising from orbital debris, collisions, congestion in Earth’s orbits, and space weather (including solar activity), any of which may damage satellites or spacecraft and result in service disruptions, data loss, reduced operational lifespans, or complete mission failure. The space economy is evolving, and many companies may have limited operating histories, depend on a narrow set of products or services, or rely on a small number of customers or missions for a substantial portion of revenues; delays in commercialization or failure to achieve anticipated adoption of space-based services may adversely affect profitability and valuations. The space industry is highly competitive and characterized by rapid innovation; increased competition may lead to pricing pressure, reduced market share, or higher research and development costs. Many space-focused companies rely on governmental or quasi-governmental customers and contracts, and adverse changes in government policy or budgets could materially affect revenues. The Fund may have exposure to foreign issuers (including through ADRs or securities listed on non-U.S. exchanges), which can involve political instability, geopolitical tensions, trade restrictions, sanctions, differing regulatory regimes, and currency fluctuations that may disrupt supply chains, restrict access to launch facilities or markets, or impair cross-border collaboration. Because the Fund focuses on space-related activities, it is more susceptible to adverse developments affecting the space industry, including technological setbacks, regulatory actions, or declines in investor sentiment toward space-related investments.

SPCX Risks. The Fund invests in swap contracts and options that are based on the share price of SPCX. This subjects the Fund to certain of the same risks as if it owned shares of SPCX, even though it does not. By virtue of the Fund’s investments in swap contracts and options that are based on the value of SPCX, the Fund may also be subject to the following risks:

Indirect Investment in SPCX Risk. Space Exploration Technologies Corporation is not affiliated with the Trust, the Fund, or the Adviser, or their respective affiliates and is not involved with this offering in any way and has no obligation to consider your Shares in taking any corporate actions that might affect the value of Shares. Investors in the Fund will not have voting rights or influence over the management of Space Exploration Technologies Corporation but will be exposed to the performance of SPCX (the Underlying Security). Investors will also not have the right to receive dividends or other distributions from SPCX, but will remain subject to price fluctuations and other risks associated with ownership of the Underlying Security.

SPCX Trading Risk. The trading price of SPCX may be subject to volatility and could experience wide fluctuations due to various factors. Short sellers may also influence SPCX’s trading activity, contributing to market instability. Public perception and external factors beyond the company’s control may influence SPCX’s stock price disproportionately. Additionally, following periods of market volatility, companies have faced securities class action litigation. Any adverse judgment or future stockholder litigation could result in substantial costs and divert management’s attention and resources. In the event of a trading halt, delisting, or significant disruption in the market for SPCX’s shares, the Fund may experience difficulty entering, modifying, or liquidating its exposures. These conditions could impair the Fund’s ability to achieve its investment objective, result in significant tracking error, or, in extreme cases, force the Fund to liquidate entirely.

SPCX Performance Risk. SPCX may fail to meet its publicly announced guidelines or other expectations about its business, which could cause the price of SPCX to decline. Correctly identifying key factors affecting business conditions and predicting future events is inherently an uncertain process, and the guidance SPCX provides may not ultimately be accurate. If SPCX’s guidance is not accurate or varies from actual results due to its inability to meet the assumptions or the impact on its financial performance that could occur as a result of various risks and uncertainties, the market value of common stock issued by SPCX could decline significantly.

Commercial Space Industry Risks. Companies engaged in the commercial space industry operate in a highly capital-intensive and technologically complex environment characterized by rapid innovation, long development timelines, and uncertain demand. The success of such companies depends on their ability to achieve reliable and cost-effective launch capabilities, maintain technological competitiveness, and secure sufficient funding for research, development, and production. Launch failures, manufacturing defects, or schedule delays can materially affect financial performance. The industry is also subject to evolving government policies and regulatory frameworks governing launch licensing, export controls, safety, and environmental compliance. Changes in these regulations, reductions in public-sector funding, or increased competition from domestic or foreign providers could result in pricing pressure, lower utilization rates, or diminished growth opportunities.

Target Fund Principal Risk Disclosure	Acquiring Fund Principal Risk Disclosure

Satellite Communications Industry Risks. Companies involved in the satellite communications and broadband industry face significant technological, operational, and competitive risks. These businesses require large upfront capital investments to develop and maintain extensive satellite constellations, ground infrastructure, and network operations. They also depend on continued access to radio spectrum and orbital slots, which are subject to regulatory approval and potential international coordination challenges. Competition from other satellite operators and from terrestrial broadband and fiber-optic networks may limit pricing power and market share. The performance of such companies can be affected by global economic conditions, shifting regulatory requirements, and geopolitical developments that influence spectrum allocation, market access, and supply chain stability. External factors such as adverse weather, space weather events, or orbital debris collisions may further disrupt operations or cause substantial losses.

Artificial Intelligence Risk: Companies involved in artificial intelligence and related technologies are subject to intense competition, rapid technological change, evolving industry standards, short product cycles, and significant research and development expenditures. The Fund’s investments may include companies whose products or services may become obsolete or less competitive as new technologies emerge. Many of these companies depend on intellectual property rights, access to computing capacity and specialized hardware, complex supply chains, and continued capital investment to maintain their competitive positions. Failures, delays, security vulnerabilities, operational disruptions, or reduced demand for AI-related products and services could adversely affect such companies. The issuers are also subject to legal, regulatory and political changes that may have a large impact on their profitability. AI technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Companies may face regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. Country, government, and/or region-specific regulations or restrictions could have an impact on AI and big data companies.

Business and Operational Risks. SpaceX operates in a highly capital-intensive, technologically complex, and competitive industry characterized by rapid innovation, significant research and development costs, and uncertain commercial demand for launch and satellite services. The company’s future growth and profitability will depend on its ability to execute successful launches, maintain cost efficiencies in rocket and satellite production, scale its Starlink broadband network, and manage risks inherent in manufacturing, launch operations, and orbital deployment. Operational failures, launch anomalies, manufacturing defects, or disruptions in critical infrastructure or supply chains could materially affect its business and financial condition.

Target Fund Principal Risk Disclosure	Acquiring Fund Principal Risk Disclosure

Regulatory and Legal Risks. SpaceX’s operations are subject to extensive regulation by U.S. and foreign governmental authorities, including those governing launch licensing, airspace and orbital traffic management, spectrum allocation, export controls, and environmental and safety compliance. Changes in laws, regulations, or enforcement priorities, or the denial, delay, or revocation of necessary licenses or approvals, could materially restrict SpaceX’s activities or increase compliance costs. In addition, the global expansion of Starlink’s broadband services subjects SpaceX to international telecommunications, data privacy, and national security regulations, which may vary across jurisdictions and involve significant legal complexity and compliance risk.

Concentration Risks. SpaceX may rely on a limited number of government and commercial customers for a substantial portion of its revenue, including contracts with NASA, the U.S. Department of Defense, and other public-sector entities. The termination, modification, or non-renewal of any such contracts could adversely affect the company’s financial results. SpaceX also depends heavily on key suppliers for rocket engines, materials, and components, as well as on the performance of its Starlink satellite network.

Elon Musk’s Influence on SpaceX Risk. The stock price of SpaceX may be significantly impacted by the actions, decisions, and public statements of its CEO, Elon Musk. His social media activity, interviews, and public remarks have, at times, resulted in regulatory scrutiny and legal proceedings. His involvement in multiple high-profile ventures, such as Tesla and X (formerly Twitter), may also raise concerns about his focus on SpaceX. Furthermore, any potential reduction in his role or departure from SpaceX could negatively affect investor sentiment. Given Mr. Musk’s influence, its valuation may be subject to sudden and unpredictable changes, which could materially impact the Fund’s performance.

Newly Public Company Risks. Investments in SpaceX’s securities are subject to risks associated both with newly public companies and with issuers whose valuations depend heavily on expectations of future growth and innovation. The market price of SpaceX’s securities, if publicly traded, may be highly volatile and subject to substantial fluctuations due to factors such as investor sentiment toward AI technologies, competitive developments within the AI industry, changes in regulatory or policy environments, and shifts in technological or market outlooks. Because SpaceX’s valuation may be driven by anticipated rather than realized performance, its securities could experience significant declines in value if market expectations are not met. As a newly public company, SpaceX would also face risks and uncertainties not typically encountered by more established public companies. SpaceX may have limited experience operating as a public company and may encounter difficulties in establishing and maintaining the internal controls, disclosure procedures, and compliance systems required under the Exchange Act, the Sarbanes–Oxley Act of 2002, and the listing standards of any national securities exchange on which its securities are traded. The company could incur substantial additional expenses and management burdens associated with public company reporting, auditing, legal compliance, investor relations, and disclosure obligations. Trading in SpaceX’s securities may be characterized by limited liquidity, which could exacerbate volatility and magnify price movements unrelated to the company’s underlying performance. Moreover, SpaceX’s management and key personnel may have limited or no prior experience managing a publicly traded company. Any failure to maintain effective internal controls, financial reporting systems, or investor communications could adversely affect investor confidence, damage SpaceX’s reputation, and negatively impact the market value of its securities.

Target Fund Principal Risk Disclosure	Acquiring Fund Principal Risk Disclosure
Industry Concentration Risk. The Fund will concentrate (i.e., invest 25% or more of its total assets) its investment exposure to companies in the space industry and in industries that develop, deploy, or operate space-related technologies and services. The concentration of the Fund’s portfolio on these specific industry groups may present more risks than if the portfolio were broadly diversified over numerous groups of industries.	See “SPCX Risks - Commercial Space Industry Risks and Satellite Communications Industry Risks” above.

IPO, SPAC and De-SPAC Risks. The Fund may invest indirectly, via derivative instruments, in securities of companies that have recently completed initial public offerings (“IPOs”), special purpose acquisition companies (“SPACs”), or companies that have become publicly traded through business combinations involving SPACs (“de-SPAC transactions”). These securities may be less seasoned, lack a meaningful trading history, have limited public information and research coverage, and involve risks similar to those of venture capital or other private equity investments. As a result, their prices may be volatile, subject to speculative trading, and susceptible to rapid and substantial declines in value. These securities may have experienced significant price appreciation in connection with an IPO, SPAC transaction or de-SPAC transaction prior to the Fund’s investment, but there can be no assurance that such price performance will continue.

SPACs are shell or blank check companies that raise capital in an IPO for the purpose of identifying and completing a business combination with a private operating company. Until a business combination is completed, a SPAC typically invests its assets in U.S. government securities, money market instruments and cash and generally does not conduct substantive business operations, which may result in little or no income. The value of SPAC securities is dependent on the SPAC’s ability to identify and consummate a successful business combination, and there is no guarantee that a SPAC will complete a business combination or that any transaction completed will be successful or yield positive returns. The market’s perception of a SPAC’s prospects, including the likelihood and terms of a business combination, can materially affect the market value of the SPAC’s securities.

Investments in SPACs and securities resulting from de-SPAC transactions involve risks in addition to those associated with traditional IPOs and other equity securities. Conflicts of interest may arise among a SPAC’s sponsors, affiliates, officers, directors, or promoters and unaffiliated security holders, including in connection with decisions whether to proceed with a business combination or the amount and timing of redemptions. A SPAC’s sponsor or related parties may have economic incentives that differ from those of public stockholders. The interests of early investors and sponsors may be reflected in the SPAC’s valuation or structure in ways that do not align with the interests of the Fund or the Fund’s shareholders.

See “SPCX Risks—Newly Public Company Risks” above.

Target Fund Principal Risk Disclosure	Acquiring Fund Principal Risk Disclosure

SPAC securities may trade at prices that deviate from their net asset value, may have limited liquidity, and may be subject to significant price fluctuations, including in connection with the release of lock-up restrictions or other transfer restrictions on sponsor or early investor holdings. Dilution of equity interests may occur as a result of redemption activity, sponsor or promoter compensation arrangements, underwriting fees, warrants, convertible securities or financing transactions associated with de-SPAC transactions.

Recent regulatory developments require enhanced disclosures regarding SPAC sponsors, conflicts of interest and potential dilution in SPAC IPOs and de-SPAC transactions, and increased investor protections designed to align regulatory treatment more closely with that of traditional IPOs, but these measures may not eliminate the inherent risks of these securities.

Daily Correlation/Tracking Risk. There is no guarantee that the Fund will achieve a high degree of leveraged correlation to the Target Portfolio and therefore achieve its daily leveraged investment objective. To achieve a high degree of leveraged correlation with the Target Portfolio, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its daily leveraged investment objective. The possibility of the Fund being materially over- or under-exposed to the Target Portfolio increases on days when the Target Portfolio is volatile near the close of the trading day. Additionally, if securities within the Target Portfolio exhibit unexpected or heightened correlations, the Fund’s ability to achieve its daily investment objective may be adversely impacted as overlapping exposures may reduce potential diversification benefits and amplify the effects of market movements. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. If there is a significant intra-day market event and/or the Target Portfolio experiences a significant increase or decline, the Fund may not meet its investment objective, be able to rebalance its portfolio appropriately, or may experience significant premiums or discounts, or widened bid-ask spreads.

The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may also be impacted by large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Target Portfolio. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s leveraged correlation to the Target Portfolio. Finally, during periods of high volatility, compounding effects and correlation shifts between securities in the Target Portfolio may cause the Fund’s returns to deviate materially from two times (2X) the daily performance of the Target Portfolio.

Daily Correlation/Tracking Risk. There is no guarantee that the Fund will achieve a high degree of leveraged correlation to the Underlying Security and therefore achieve its daily leveraged investment objective. To achieve a high degree of leveraged correlation with the Underlying Security, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its daily leveraged investment objective. The possibility of the Fund being materially over- or under-exposed to the Underlying Security increases on days when the Underlying Security is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. If there is a significant intra-day market event and/or the Underlying Security experiences a significant increase or decline, the Fund may not meet its investment objective, be able to rebalance its portfolio appropriately, or may experience significant premiums or discounts, or widened bid-ask spreads. The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Underlying Security. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s leveraged correlation to the Underlying Security.

Target Fund Principal Risk Disclosure	Acquiring Fund Principal Risk Disclosure
Corporate Combination and Multi-Segment Risk. The Fund may invest in companies that have undergone mergers, acquisitions, or corporate combinations resulting in a diversified corporate structure with both space-related and non-space business lines. The performance of such company’s stock may be influenced by factors unrelated to the space economy. A company initially classified as a Space Company could, following such a corporate combination, derive a significant portion of its revenue from non-space activities.	No corresponding risk.
Leverage Risk. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Target Portfolio will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in the share price of the Target Portfolio, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event the share price of the Target Portfolio declines more than 50%. Leverage will also have the effect of magnifying any differences in the Fund performance’s correlation with the Target Portfolio’s share price.	Leverage Risk. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Underlying Security will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in the share price of the Underlying Security, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event the share price of the Underlying Security declines more than 50%. Leverage will also have the effect of magnifying any differences in the Fund performance’s correlation with the Underlying Security’s share price.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the share price of the Target Portfolio and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired daily leveraged performance for the Fund.

In addition, the Fund’s investments in derivatives are subject to the following risks:

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the share price of the Underlying Security and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired daily leveraged performance for the Fund.

In addition, the Fund’s investments in derivatives are subject to the following risks:

Target Fund Principal Risk Disclosure	Acquiring Fund Principal Risk Disclosure

Swap Agreements. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser to structure such swap agreements in accordance with the Fund’s investment objective and to identify counterparties for those swap agreements. If the Adviser is unable to enter into swap agreements that provide leveraged exposure to the Target Portfolio, the Fund may not meet its stated investment objective. Additionally, any financing, borrowing or other costs associated with using swap transactions may also have the effect of lowering the Fund’s return.

The swap agreements in which the Fund invests are generally traded in the over-the-counter market, which generally has less transparency than exchange-traded derivatives instruments. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities.

If the Target Portfolio has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Target Portfolio later reverses all or a portion of its movement.

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. The value of the options contracts in which the Fund invests are substantially influenced by the value of the Target Portfolio. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. As the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses. The use of options to generate leverage introduces additional risks, including significant potential losses if the market moves unfavorably. The leverage inherent in options can amplify both gains and losses, leading to increased volatility and potential for substantial losses, particularly in periods of market uncertainty or low liquidity. Additionally, the Fund may incur losses if the value of the Target Portfolio moves against its positions, potentially resulting in a complete loss of the premium paid.

Swap Agreements. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser to structure such swap agreements in accordance with the Fund’s investment objective and to identify counterparties for those swap agreements. If the Adviser is unable to enter into swap agreements that provide leveraged exposure to the Underlying Security, the Fund may not meet its stated investment objective. Additionally, any financing, borrowing or other costs associated with using swap transactions may also have the effect of lowering the Fund’s return.

The swap agreements in which the Fund invests are generally traded in the over-the-counter market, which generally has less transparency than exchange-traded derivatives instruments. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities.

If the Underlying Security has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Underlying Security later reverses all or a portion of its movement.

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. The value of the options contracts in which the Fund invests are substantially influenced by the value of the Underlying Security. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain indirect exposure to the Underlying Security through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses. The use of options to generate leverage introduces additional risks, including significant potential losses if the market moves unfavorably. The leverage inherent in options can amplify both gains and losses, leading to increased volatility and potential for substantial losses, particularly in periods of market uncertainty or low liquidity. Additionally, the Fund may incur losses if the value of the Underlying Security moves against its positions, potentially resulting in a complete loss of the premium paid.

Target Fund Principal Risk Disclosure	Acquiring Fund Principal Risk Disclosure

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in derivatives which exposes the Fund to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund and the Fund may be unable to recover its investment from such counterparty or may obtain a limited and/or delayed recovery.

Counterparties may seek to hedge their exposure to individual clients (such as the Fund) by establishing offsetting exposures with other clients, however, there is no guarantee that counterparties will do so under all circumstances. Should a counterparty (e.g., a swap counterparty) terminate its relationship with the Fund, the Fund will seek to utilize other counterparties to seek to maintain its exposures. In addition, the Fund may use options contracts to seek to generate the leverage necessary to implement its strategy. The use of options contracts introduces distinct risks, including heightened volatility, particularly intraday. While options may provide an ancillary benefit of mitigating some losses under specific scenarios, such as severe market downturns, their inherent leverage and rapid price fluctuations can amplify the Fund’s performance volatility and lead to greater risks of substantial losses. Refer to “Derivatives Risk – Options Contracts” for additional information on the risks of investing in options

In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in derivatives which exposes the Fund to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund and the Fund may be unable to recover its investment from such counterparty or may obtain a limited and/or delayed recovery.

Counterparties may seek to hedge their exposure to individual clients (such as the Fund) by establishing offsetting exposures with other clients, however, there is no guarantee that counterparties will do so under all circumstances. Should a counterparty (e.g., a swap counterparty) terminate its relationship with the Fund, the Fund will seek to utilize other counterparties to seek to maintain its exposures. In addition, the Fund may use options contracts to seek to generate the leverage necessary to implement its strategy. The use of options contracts introduces distinct risks, including heightened volatility, particularly intraday. While options may provide an ancillary benefit of mitigating some losses under specific scenarios, such as severe market downturns, their inherent leverage and rapid price fluctuations can amplify the Fund’s performance volatility and lead to greater risks of substantial losses. Refer to “Derivatives Risk – Options Contracts” for additional information on the risks of investing in options.

In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Recent IPO and Derivatives Capacity Constraints Risk. The Fund’s ability to achieve its daily leveraged investment objective depends, in part, on the availability of swaps, options, and other financial instruments that provide exposure to the Target Portfolio. For a recently public company, these instruments may be limited, illiquid, costly, or unavailable, particularly shortly after an IPO or during periods of significant volatility or market demand. Exchange position limits, margin requirements, counterparty risk limits, limited public float, limited trading history, or other market, regulatory, or operational constraints may also restrict the Fund’s ability to obtain or maintain its desired leveraged exposure. As a result, the Fund may be unable to achieve exposure equal to 200% of the daily performance of the Target Portfolio, may be unable to rebalance effectively, or may be required to hold more cash or use less efficient instruments. These constraints may increase tracking error, cause the Fund to return substantially less than two times the daily performance of the Target Portfolio, or prevent the Fund from achieving its investment objective. These risks may be particularly pronounced during the period immediately following an IPO or other Material Space Event involving a security represented in the Target Portfolio, when trading volumes, liquidity conditions, derivatives availability, counterparty capacity, price discovery, and market volatility may be highly uncertain.	Recent IPO and Derivatives Capacity Constraints Risk. The Fund’s ability to achieve its daily leveraged investment objective depends, in part, on the availability of swaps, options, and other financial instruments that provide exposure to the Underlying Security. For a recently public company, these instruments may be limited, illiquid, costly, or unavailable, particularly shortly after an IPO or during periods of significant volatility or market demand. Exchange position limits, margin requirements, counterparty risk limits, limited public float, limited trading history, or other market, regulatory, or operational constraints may also restrict the Fund’s ability to obtain or maintain its desired leveraged exposure. As a result, the Fund may be unable to achieve exposure equal to 200% of the daily performance of the Underlying Security, may be unable to rebalance effectively, or may be required to hold more cash or use less efficient instruments. These constraints may increase tracking error, cause the Fund to return substantially less than two times the daily performance of the Underlying Security, or prevent the Fund from achieving its investment objective.

Target Fund Principal Risk Disclosure	Acquiring Fund Principal Risk Disclosure

Intra-Day Investment Risk. The Fund seeks investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the market value of the Target Portfolio at the market close on the first trading day and the market value of the Target Portfolio at the time of purchase. If the market value of the Target Portfolio rises, the Fund’s net assets will rise by approximately twice the amount as the Fund’s exposure. Conversely, if the market value of the Target Portfolio declines, the Fund’s net assets will decline by approximately two times the amount as the Fund’s exposure. Thus, an investor that purchases Shares intra-day may experience performance that is greater than, or less than, the Fund’s stated leveraged performance of the Target Portfolio.

If there is a significant intra-day market event and/or the securities of the Target Portfolio experience a significant increase or decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately.

Intra-Day Investment Risk. The Fund seeks investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the share price of the Underlying Security at the market close on the first trading day and the share price of the Underlying Security at the time of purchase. If the share price of the Underlying Security rises, the Fund’s net assets will rise by approximately twice the amount as the Fund’s exposure. Conversely, if the share price of the Underlying Security declines, the Fund’s net assets will decline by approximately two times the amount as the Fund’s exposure. Thus, an investor that purchases Shares intra-day may experience performance that is greater than, or less than, the Fund’s stated leveraged performance of the Underlying Security.

If there is a significant intra-day market event and/or the securities of the Underlying Security experience a significant increase or decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s Share price and total return to be reduced and fluctuate more than other types of investments.	Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s Share price and total return to be reduced and fluctuate more than other types of investments.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Target Portfolio that is significantly greater or less than its stated investment objective. As a result, the Fund may be exposed to leverage risk because it had not been properly rebalanced and may not achieve its investment objective.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Underlying Security that is significantly greater or less than its stated investment objective. As a result, the Fund may be exposed to leverage risk because it had not been properly rebalanced and may not achieve its investment objective.

Target Fund Principal Risk Disclosure	Acquiring Fund Principal Risk Disclosure

Additionally, when the Fund reconstitutes its Target Portfolio in response to a Material Space Event, the Fund faces risks associated with simultaneously unwinding existing positions and establishing new positions in one or more securities with limited trading history, constrained derivative availability, and elevated volatility. The Fund may not achieve its full 200% leveraged exposure target during the reconstitution. Swap counterparties may impose higher financing spreads, limit available notional capacity, or decline to provide exposure on commercially reasonable terms. The use of multiple derivative instruments and direct equity holdings during the transition may result in higher transaction costs, wider bid-ask spreads, and greater tracking error.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. The costs associated with cash redemptions may include brokerage costs that the Fund may not have incurred if it had made the redemptions in-kind. These costs could be imposed on the Fund, decreasing its NAV, to the extent these costs are not offset by a transaction fee payable by an authorized participant.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

ETF Risks

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. The costs associated with cash redemptions may include brokerage costs that the Fund may not have incurred if it had made the redemptions in-kind. These costs could be imposed on the Fund, decreasing its NAV, to the extent these costs are not offset by a transaction fee payable by an authorized participant.

Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Target Fund Principal Risk Disclosure	Acquiring Fund Principal Risk Disclosure

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This adverse effect on liquidity for the Fund’s shares may lead to wider bid-ask spreads and differences between the market price of the Fund’s shares and the underlying value of the shares.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This adverse effect on liquidity for the Fund’s shares may lead to wider bid-ask spreads and differences between the market price of the Fund’s shares and the underlying value of the shares.

Liquidity Risk. In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, health crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. These situations may have an impact on the liquidity of the Fund’s own shares.	Liquidity Risk. In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, health crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. These situations may have an impact on the liquidity of the Fund’s own shares.
Focused Portfolio Risk. The Fund may hold a limited number of issuers and, at times, the Target Portfolio may consist of a single security. As a result, the Fund’s performance may be disproportionately affected by the performance of one or a small number of investments. In periods when the Target Portfolio consists of a single issuer, the Fund’s performance will be entirely dependent on the price movements of that security, magnified by the Fund’s 2x leverage. Accordingly, a significant decline in the price of that security could result in a substantial loss of the Fund’s net asset value; for example, a 50% decline in a single trading day would result in a total loss of the Fund’s net asset value. In such circumstances, the Fund is functionally equivalent to a single-stock leveraged ETF and is subject to the risks associated with such products.	Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security, may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole. Additionally, the Fund will seek to employ its investment strategy as it relates to the underlying issuer regardless of whether there are significant corporate actions such as restructurings, enforcement activity, or acquisitions or periods adverse market, economic, or other conditions and will not seek to take temporary defensive positions during such periods.

Target Fund Principal Risk Disclosure	Acquiring Fund Principal Risk Disclosure
Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.	Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices. Investments in foreign companies’ securities, including investments via depositary receipts, are subject to special risks, including the following:

• Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and give rise to certain additional risks. Depositary receipts listed on U.S. or foreign exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (Underlying Shares). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

No corresponding risk.
High Portfolio Turnover Risk. Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on exchanges (such as the Exchange), could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.	High Portfolio Turnover Risk. Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on exchanges (such as the Exchange), could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.

Target Fund Principal Risk Disclosure	Acquiring Fund Principal Risk Disclosure
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of its investment objective which aims to replicate two times the daily percentage change in the price of the Target Portfolio. Tracking error may occur for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, being under- or overexposed to the Target Portfolio or the need to meet new or existing regulatory requirements. Tracking error risk may be heightened during times of market volatility or other unusual market conditions such as market disruptions. The Fund may be required to deviate from its investment objectives, and therefore experience tracking error, as a result of market restrictions or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Adviser and its affiliates.	Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of its investment objective which aims to replicate two times the daily percentage change in the price of the Underlying Security. Tracking error may occur for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, being under- or overexposed to the Underlying Security or the need to meet new or existing regulatory requirements. Tracking error risk may be heightened during times of market volatility or other unusual market conditions such as market disruptions. The Fund may be required to deviate from its investment objectives, and therefore experience tracking error, as a result of market restrictions or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Adviser and its affiliates.
Illiquid Security Risks. Some securities held by the Fund may be difficult to sell or be illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Target Portfolio. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.	Illiquid Security Risk. Some securities held by the Fund may be difficult to sell or be illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Security. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Market Capitalization Risks.

• Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

• Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

• Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

No corresponding risk.

Target Fund Principal Risk Disclosure	Acquiring Fund Principal Risk Disclosure

• Micro-Capitalization Investing. Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Models and Data Risk. The composition of the Fund’s portfolio is heavily dependent on investment models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Fund’s portfolio that would have been excluded or included had the Models and Data been correct and complete. Errors in programming, data entry, system compatibility, or database integrity can result in the unintended inclusion or exclusion of securities in the Fund’s portfolio. Such errors, whether due to human or technological factors, could induce the Adviser to make investment choices that would not have been made with accurate and complete information, potentially leading to losses or missed gains for the Fund.	No corresponding risk.
Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.	Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions. There can be no assurance that the Fund will maintain an economically viable size.	New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.
Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.	Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Target Fund Principal Risk Disclosure	Acquiring Fund Principal Risk Disclosure
Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.	Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.	U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.
Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.	Tax Risk. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of swap contracts and options on shares of a single issuer does not exceed 25% of the Fund’s value at the close of any quarter. If the value of swap contracts and options on shares of a single issuer were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.
No corresponding risk.	Trading Halt Risk. Although the Underlying Security’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the Exchange may halt trading of such shares in certain circumstances. A halt in trading in the Underlying Security’s shares is expected, in turn, to result in a halt in the trading in the Fund’s Shares. Trading in the Underlying Security’s and/or Fund’s Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in the Underlying Security’s and/or Fund’s Shares inadvisable. In addition, trading in Underlying Security’s and/or Fund’s Shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. In the event of a trading halt for an extended period of time, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy.

SPCL shareholders should review SPCU’s prospectus carefully. The Reorganization will eliminate SPCL shareholders’ Fund exposure to AST SpaceMobile, Rocket Lab and Planet Labs and replace it with leveraged exposure to SPCX alone. This change increases issuer-specific risk and may increase volatility, the risk of substantial loss and sensitivity to events affecting SPCX.

The foregoing comparison sets forth the complete Principal Investment Risks disclosures in the Fund Summaries of the Target Fund’s prospectus dated August 28, 2026, and the Acquiring Fund’s prospectus dated June 5, 2026, as supplemented June 12 and June 16, 2026. The prospectuses also contain additional information about these risks and are incorporated by reference into this Proxy Statement.

Portfolio Holdings Information

For a description of the Target Fund’s and Acquiring Fund’s policies and procedures governing disclosure of portfolio holdings, see the applicable sections of the Target Fund’s Prospectus and SAI dated August 28, 2026, and the Acquiring Fund’s Prospectus and SAI dated June 5, 2026, as supplemented June 12 and June 16, 2026, which are incorporated by reference as described in this Proxy Statement. Each Fund also makes required portfolio-holdings filings with the SEC on Form N-PORT. Those filings are available through the SEC’s EDGAR system at www.sec.gov. Daily portfolio holdings and related Fund information are available at www.defianceetfs.com/spcl and www.defianceetfs.com/spcu, respectively.

Comparison of Fundamental Investment Restrictions

SPCL and SPCU are existing series of Tidal Trust II and are subject to the fundamental investment restrictions set forth in their current statements of additional information. A fundamental restriction may be changed only with the vote required by the Investment Company Act of 1940, as amended (the “1940 Act”). A non-fundamental policy may be changed by the Board subject to any notice or other requirements applicable to that policy.

Both Funds are non-diversified under the 1940 Act. The Reorganization will not change SPCU’s fundamental or non-fundamental policies, 80% investment policy or concentration policy.

The Funds have identical fundamental investment restrictions other than their concentration restrictions. The Target Fund concentrates its investment exposure in companies in the space industry and in industries that develop, deploy or operate space-related technologies and services. The Acquiring Fund concentrates in the industry assigned to SPCX. The Funds also have different non-fundamental 80% investment policies reflecting their different underlying exposure, as set forth below.

Restriction or Policy	SPCL	SPCU / Effect of Reorganization
Borrowing and senior securities	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.
Loans	Make loans, except to the extent permitted under the 1940 Act.	Make loans, except to the extent permitted under the 1940 Act.
Real estate	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts (“REITs”) or securities of companies engaged in the real estate business.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts (“REITs”) or securities of companies engaged in the real estate business.

Restriction or Policy	SPCL	SPCU / Effect of Reorganization
Commodities	Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.	Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.
Underwriting	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.
Concentration	Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries, except that the Fund will concentrate its investment exposure to companies in the space industry and in industries that develop, deploy, or operate space-related technologies and services. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by securities of the U.S. government (including its agencies and instrumentalities), registered investment companies and tax-exempt securities of state or municipal governments and their political subdivisions, are not considered to be issued by members of any industry.	Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries except that the Fund will concentrate in the industry assigned to its Underlying Security. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by securities of the U.S. government (including its agencies and instrumentalities), registered investment companies and tax-exempt securities of state or municipal governments and their political subdivisions, are not considered to be issued by members of any industry.
Diversification	Non-diversified fund.	Non-diversified fund; the Reorganization materially increases single-issuer exposure.
80% policy	At least 80% exposure to financial instruments with economic characteristics that should perform 2X the daily performance of Space Company securities. This non-fundamental policy may be changed upon 60 days’ prior written notice. To the extent swaps or options are used to meet the policy, the notional value of the swaps or options is used when determining the Fund’s compliance.	At least 80% exposure to financial instruments with economic characteristics that should perform 2X the daily performance of its Underlying Security’s shares. This non-fundamental policy may be changed upon 60 days’ prior written notice; swaps are valued at notional value for purposes of the policy.
Illiquid investments	Subject to the applicable 15% limit and liquidity-risk-management requirements.	Same; no change is proposed.

In determining its compliance with the fundamental investment restriction on concentration, each Fund will look through to the underlying holdings of any investment company that publicly publishes its underlying holdings on a daily basis. In addition, if an underlying investment company does not publish its holdings daily but has a policy to concentrate or has otherwise disclosed that it is concentrated in a particular industry or group of related industries, the Fund will consider such investment company as being invested in such industry or group of related industries. Additionally, in determining its compliance with the fundamental investment restriction on concentration, each Fund will look through to the user or use of private activity municipal bonds to determine their industry.

For purposes of applying the concentration limitation, each Fund may use the Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes, MSCI Global Industry Classification System, FTSE/Dow Jones Industry Classification Benchmark (ICB) system, or any other reasonable industry classification system (including systems developed by the Adviser) to identify each industry. A Fund’s method of applying the limitation, including the classification levels used, may differ from those of the Trust’s other series.

The Funds’ fundamental concentration policies are materially different. The Target Fund concentrates its investment exposure in companies in the space industry and in industries that develop, deploy or operate space-related technologies and services, while the Acquiring Fund concentrates in the industry assigned to SPCX. Because of this difference, Target Fund shareholder approval of the Reorganization is required under Rule 17a-8.

Management

Board of Trustees

Overall responsibility for oversight of both SPCL and SPCU rests with the same Board of Trustees of Tidal Trust II (the “Board”). The Board oversees Tidal and the Trust’s other service providers in accordance with the 1940 Act, applicable law and the Trust’s governing documents. The Reorganization will not change the Board. Information concerning the Trust’s trustees and officers is provided in the Funds’ current Statements of Additional Information, which are incorporated by reference as described in this Proxy Statement.

Investment Adviser

Tidal Investments LLC, a Tidal Financial Group company, located at 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204, serves as investment adviser to both Funds and will continue to serve as investment adviser to the Acquiring Fund following the Reorganization. Tidal is responsible for the day-to-day management of the Funds, subject to the Board’s oversight.

Sub-Advisers

Neither Fund has a separate investment sub-adviser.

Portfolio Managers

Stephen Foy and Christopher P. Mullen, each a Portfolio Manager for Tidal, are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio. No change to the Acquiring Fund’s portfolio managers is expected as a result of the Reorganization. Additional information regarding the portfolio managers’ compensation, other accounts managed and ownership of Fund shares is contained in the Funds’ Statements of Additional Information incorporated by reference into this Proxy Statement.

Investment Advisory Fees

Under the investment advisory agreement between Tidal Trust II and Tidal, each Fund pays Tidal a unitary management fee at an annual rate of 1.29% of the Fund’s average daily net assets. The Reorganization will not change the Acquiring Fund’s management-fee rate or expense structure. Under the unitary fee arrangement, Tidal pays substantially all ordinary operating expenses of each Fund except for interest charges on borrowings, dividends and other expenses on securities sold short, taxes, brokerage expenses and other fees and charges related to the execution of portfolio transactions, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and litigation and other non-routine or extraordinary expenses. However, a 1.29% expense limitation agreement (excluding certain expenses such as taxes, dividends paid on short sales, brokerage commissions, AFFE, or extraordinary expenses) will become effective upon the Closing and remain in effect for at least two years, unless sooner terminated in accordance with its terms.

Fund Sponsor

Defiance ETFs, LLC (“Defiance”) serves as sponsor to both Funds pursuant to a sponsorship agreement with Tidal. Defiance provides financial support to the Funds. Tidal retains a portion of each Fund’s unitary management fee and pays a portion of the remaining profits, if any, to Defiance; Defiance is also obligated to reimburse Tidal for a portion of any Fund operating expense shortfall. Tidal and Defiance therefore have economic interests in the Funds and in the Reorganization, including interests arising from advisory-fee revenues and the elimination of fixed costs associated with operating the Target Fund as a separate series.

Other Service Providers

The Target Fund and Acquiring Fund have the same administrator, distributor, fund accountant, transfer agent, custodian, independent registered public accounting firm and legal counsel. No service-provider change is expected in connection with the Reorganization.

Service	SPCL	SPCU Following Reorganization
Administrator	Tidal ETF Services LLC	Tidal ETF Services LLC
Fund accountant	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Transfer agent	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Custodian	U.S. Bank National Association	U.S. Bank National Association
Distributor and principal underwriter	Foreside Fund Services, LLC	Foreside Fund Services, LLC

Service	SPCL	SPCU Following Reorganization
Independent registered public accounting firm	Cohen & Company, Ltd.	Cohen & Company, Ltd.
Legal counsel	Sullivan & Worcester LLP	Sullivan & Worcester LLP

Purchase and Redemption of Shares in Creation Units

Each Fund issues and redeems shares at NAV only in Creation Units or multiples thereof, generally through Authorized Participants and in exchange for in-kind securities, cash or a combination of both. Individual shares trade throughout the day in the secondary market through brokers and may trade at a premium or discount to NAV. Investors may incur brokerage commissions and bid-ask spreads.

The Target Fund and Acquiring Fund are existing exchange-traded funds listed on Cboe BZX Exchange, Inc. The Target Fund is expected to cease trading before the Closing and terminate after distributing Acquiring Fund shares and cash in lieu of fractional shares. The Acquiring Fund will continue to trade under ticker SPCU on Cboe BZX Exchange, Inc. For additional information, see the purchase and sale disclosure in the Funds’ current prospectuses and the materials incorporated by reference into this Proxy Statement.

Tax Information

Distributions from a Fund generally are taxable to shareholders for federal income-tax purposes as ordinary income or long-term capital gain, as applicable, and may be subject to state and local taxes. Different rules may apply to tax-advantaged accounts and tax-exempt investors. Shareholders should consult their own tax advisers regarding their particular circumstances.

BOARD CONSIDERATIONS

The Reorganization was reviewed and unanimously approved with respect to the Target Fund and Acquiring Fund at a meeting of the Board held on November 12, 2026, with the advice and assistance of Fund counsel and independent legal counsel to the Board. In connection with the Board’s consideration of the Reorganization, as proposed by Tidal and Defiance, Tidal and Defiance provided background materials, analyses and other information to the Board regarding, among other things, the topics discussed below, including responses to specific requests and questions raised by the Board.

After the Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Board considered relevant to its deliberations, the Board, including all of the trustees who are not “interested persons” (as defined in the 1940 Act) (“Independent Trustees”) thereof voting separately, unanimously approved the Reorganization of the Target Fund, subject to approval by Target Fund shareholders. Prior to doing so, a majority of the Board, including a majority of the Independent Trustees, determined that participation by each of the Target Fund and Acquiring Fund in the Reorganization was in the best interests of the Target Fund and Acquiring Fund, respectively, and that the interests of existing shareholders of the Target Fund and Acquiring Fund would not be diluted as a result of the Reorganization.

The Board considered all factors it deemed relevant. No single factor was determinative, and individual trustees may have attributed different weights to the factors considered, including the following:

Recommendation of Tidal and Defiance. The Board considered Tidal’s and Defiance’s recommendation that the Reorganization be approved and their view that SPCL is not commercially viable at its current scale. The Board also considered Tidal’s and Defiance’s economic interests in the Funds and the Reorganization.

Terms and Conditions; No Dilution. The Board considered the exchange of SPCL’s assets for SPCU shares based on relative NAVs, SPCU’s assumption of SPCL’s liabilities, the payment of cash in lieu of fractional shares and the liquidation of SPCL. The Board considered that the aggregate value distributed to each SPCL shareholder is expected to equal the shareholder’s SPCL NAV immediately before closing, subject to transaction costs, market movements and taxes on cash received in lieu of fractional shares.

Existing Acquiring Fund. The Board considered that SPCU commenced operations on June 12, 2026, and will survive the Reorganization without changes to its investment objective, principal strategies and risks, fundamental and non-fundamental policies, 80% policy, concentration policy, management fee, service providers, listing, ticker, creation-unit size or fiscal year.

Scale, Trading and Viability. The Board considered the relative scale, trading characteristics and commercial viability of the Funds. As of September 30, 2026, the Target Fund had net assets of approximately $12,434,932, compared with approximately $61,974,821 for the Acquiring Fund. As of September 23, 2026, the Funds’ median 30-day bid-ask spreads were 0.58% and 0.08%, respectively. The Board also considered the potential benefits of combining the Target Fund into a substantially larger, more actively traded fund.

Material Change in Investment Exposure and Risk. The Board considered that SPCL provides leveraged exposure to a narrow portfolio of space-related issuers—recently SPCX, AST SpaceMobile, Rocket Lab and Planet Labs—whereas SPCU provides leveraged exposure to SPCX alone. The Board considered the loss of exposure to the other three issuers, the increase in single-issuer risk and the possibility of greater volatility or loss.

Fees and Expenses. The Board reviewed information regarding the Funds’ comparative expense ratios. The Board considered that both Funds have a 1.29% unitary management-fee rate, but that the Target Fund’s current total annual fund operating expenses are 1.29% and the Acquiring Fund’s current and estimated pro forma total annual fund operating expenses are 1.31%, reflecting 0.02% of Other Expenses. The Board also considered that a 1.29% expense limitation agreement will become effective upon the Closing and remain in effect for at least two years, unless sooner terminated in accordance with its terms. The Board also considered that Tidal and Defiance are expected to bear the direct Reorganization expenses, allocated 35% to Tidal and 65% to Defiance, and that portfolio-repositioning, swap-termination and other transaction costs will be borne by the applicable Fund. Commissions for the full pre-closing portfolio rebalance are currently estimated at approximately $5,000, based on current prices.

Portfolio Transition. The Board considered that SPCL is expected to terminate exposure to AST SpaceMobile, Rocket Lab and Planet Labs and rebalance to 200% exposure to SPCX before closing, and that SPCX swaps may be novated to SPCU with counterparty consent or terminated and re-established. Based on current unrealized gains and losses on the positions expected to be closed, the repositioning is estimated to result in a net realized loss of approximately $265,000, subject to changes in market prices before execution. The trades are expected to be executed at the market close, with minimal execution-related impact on gains and losses. The Board considered potential transaction costs, taxable gains or losses, periods of non-standard exposure, market impact and the effect on SPCU’s existing shareholders.

Management and Service Providers. The Board considered that the Funds have the same Board, adviser, sponsor, portfolio managers and principal service providers, and that no management or operational transition is expected for SPCU.

Distribution and Trading. The Board considered SPCU’s existing distribution arrangements, trading history, market liquidity and bid-ask spreads, as well as the fact that both Funds have adopted Rule 12b-1 plans permitting fees of up to 0.25% but no such fees are currently being paid or approved for payment.

Federal Income-Tax Consequences. The Board considered that the Reorganization is intended to qualify under Section 368(a) of the Internal Revenue Code and generally to avoid current recognition of gain or loss by the Funds and SPCL shareholders, except with respect to cash received in lieu of fractional shares and other items described below. As of September 30, 2026, SPCU and SPCL had current-year net realized short-term capital losses of $10,552,380 and $12,491,119, respectively, and neither Fund reported a net realized long-term capital loss. The Board also considered that the ability of SPCU to use SPCL’s capital losses after the Reorganization may be limited under applicable federal income-tax rules, including Sections 381 through 384 of the Code, and the need for tax counsel to analyze continuity of business enterprise, portfolio repositioning, tax attributes and RIC compliance.

Alternatives. The Board considered continuing SPCL, and liquidating it. It considered that liquidation generally would be taxable to shareholders and would require them to reinvest on their own, whereas the proposed Reorganization is intended to preserve continuous investment in a leveraged space-related ETF on a generally tax-free basis.

KEY INFORMATION ABOUT THE PROPOSED REORGANIZATION

SPCL shareholders are being asked to approve the Plan. The following summary describes material provisions of the Plan but is qualified in its entirety by the Plan, which will be attached to the final Proxy Statement as Appendix A.

The Plan

Subject to the Plan’s conditions, SPCL will transfer all of its assets to SPCU in exchange for SPCU shares having an aggregate NAV equal to the net value of the assets transferred and SPCU’s assumption of all of SPCL’s liabilities.

Immediately after the transfer, SPCL will distribute the SPCU shares pro rata to its shareholders. Because DTC and brokers generally do not support fractional ETF shares, cash is expected to be paid in lieu of fractional SPCU shares. SPCL then will liquidate and terminate. The number of SPCU shares issued will be based on the Funds’ relative NAVs as of the valuation time specified in the Plan.

No distribution by SPCL is currently expected before closing. SPCL is expected to reposition its portfolio as described in this Proxy Statement. The Reorganization is expected to close on or about [closing date], 2027, subject to shareholder approval and the other conditions in the Plan.

Tidal and Defiance are expected to bear the expenses of preparing, filing, printing and mailing the N-14, soliciting proxies, holding the meeting, obtaining the tax opinion and completing the Reorganization, whether or not the Reorganization closes. Those expenses are expected to be allocated 35% to Tidal and 65% to Defiance.

Conditions to closing are expected to include approval by SPCL shareholders, the Board findings required by Rule 17a-8, effectiveness of the registration statement, receipt of required legal and tax opinions, and satisfaction or waiver of the other conditions in the Plan. The Board will retain the right to terminate the Plan if it determines that proceeding is no longer in the best interests of either Fund. If SPCL shareholders do not approve the Proposal, SPCL will continue to operate while the Board considers alternatives, which may include further solicitation or liquidation.

Federal Income-Tax Consequences of the Reorganization

The following is a general summary of certain material U.S. federal income-tax consequences of the Reorganization. It is based on current law, which may change, and does not address every consequence that may be relevant to a particular shareholder or shareholders subject to special rules. As of September 30, 2026, SPCU and SPCL had current-year net realized short-term capital losses of $10,552,380 and $12,491,119, respectively, and neither Fund reported a net realized long-term capital loss. SPCU and SPCL had net unrealized gains of $4,900,819.96 and $1,101,345.83, respectively, as of that date. Shareholders should consult their own tax advisers concerning federal, state, local and non-U.S. consequences.

The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. As a condition to closing, SPCL and SPCU expect to receive an opinion of Sullivan & Worcester LLP based on customary assumptions, facts and representations and substantially to the following effect:

1. SPCU’s acquisition of SPCL’s assets in exchange for SPCU shares and the assumption of SPCL’s liabilities, followed by SPCL’s distribution of those shares in complete liquidation, will qualify as a reorganization under Section 368(a), and each Fund will be a party to a reorganization under Section 368(b);

2. SPCL will recognize no gain or loss on the transfer of its assets to SPCU in exchange for SPCU shares and SPCU’s assumption of SPCL’s liabilities, except to the extent required with respect to particular assets or positions under applicable law;

3. SPCU will recognize no gain or loss on its receipt of SPCL’s assets in exchange for SPCU shares and the assumption of SPCL’s liabilities;

4. SPCL will recognize no gain or loss on its distribution of SPCU shares to SPCL shareholders in complete liquidation;

5. SPCU’s tax basis in assets received from SPCL generally will equal SPCL’s tax basis immediately before the transfer, subject to adjustments required by applicable law;

6. SPCU’s holding period for assets received from SPCL generally will include SPCL’s holding period for those assets;

7. An SPCL shareholder generally will recognize no gain or loss on exchanging SPCL shares solely for SPCU shares, but may recognize gain or loss with respect to cash received in lieu of a fractional SPCU share;

8. An SPCL shareholder’s aggregate tax basis in SPCU shares received generally will equal the aggregate tax basis of the SPCL shares exchanged, adjusted for any fractional-share treatment and other items required by applicable law; and

9. An SPCL shareholder’s holding period for SPCU shares received generally will include the holding period of the SPCL shares exchanged, provided the shareholder held the SPCL shares as capital assets at closing.

An opinion of counsel is not binding on the IRS or the courts and neither the Target Fund nor the Acquiring Fund has sought a ruling with respect to the tax treatment of the Reorganizations. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

A portion of the portfolio assets of the Target Fund is expected to be sold or otherwise closed out by the Target Fund prior to its Reorganization. Based on current unrealized gains and losses on the positions expected to be closed, the repositioning is estimated to result in a net realized loss of approximately $265,000, subject to changes in market prices before execution. The actual tax effect of any such sales depends on the difference between the price at which such portfolio assets are sold and the tax basis in such assets and the holding period of such assets. Any capital gains recognized in these sales on a net basis, after reduction by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) and/or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. No distribution is currently expected before closing. If required, prior to the closing of the Reorganization, the Target Fund will declare and pay a distribution to shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income, net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization, and may include undistributed income or gains from prior years. These distributions will generally be taxable to shareholders that hold their shares in a taxable account. Such distributions may include distributions taxable as ordinary income or as long-term capital gains.

A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Reorganization. First, a Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund to the extent such pre-acquisition losses exceed an annual limitation amount. Second, one Fund’s pre-acquisition losses cannot be used to offset gains in another Fund that are unrealized (“built in”) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, the Target Fund’s capital loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the capital gains of the Acquiring Fund for the taxable year of the Reorganization that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of a Fund may pay U.S. federal income tax sooner, or pay more U.S. federal income tax, than they would have had the Reorganization not occurred.

In addition, if the Reorganization qualifies as tax-free, the combined Fund will have tax attributes that reflect a blending of the tax attributes of each Fund at the time of the Reorganization (including as affected by the rules described above). Therefore, the shareholders of the Target Fund will receive a proportionate share of any unrealized gains in the combined Fund’s assets, as well as any taxable income or gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such income or gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. In addition, any pre-acquisition losses of the Target Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset capital gains realized by the combined Fund after the Reorganization and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to Target Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred.

The tax-free nature of the Reorganization and the realized and unrealized gains and losses of each Fund at the time of the Reorganization will determine the extent to which the combining Funds’ respective losses will be available to reduce gains realized by the Acquiring Fund following the Reorganization, and consequently the extent to which the Acquiring Fund may be required to distribute gains to its shareholders earlier or in greater amounts than would have been the case absent the Reorganization. The effect of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Fund at the time of the Reorganization and thus cannot be calculated precisely prior to the Reorganization.

Description of SPCU Shares

SPCU shares issued in the Reorganization will be validly issued, fully paid and non-assessable when issued in accordance with the Plan, will be transferable subject to applicable law and will have no preemptive or conversion rights. SPCU is an existing series of Tidal Trust II and its shares currently trade under ticker SPCU.

Capitalization

The following unaudited information presents the capitalization of the Target Fund and Acquiring Fund as of September 30, 2026, and a pro forma combination after giving effect to the Reorganization. The actual number of Acquiring Fund shares issued will be determined from the Funds’ relative NAVs at closing, and cash will be paid in lieu of fractional shares.

Metric	SPCL	SPCU	Illustrative Pro Forma SPCU
Net assets	$12,434,932	$61,974,821	$74,409,753
Shares outstanding	580,000	4,640,000	Approximately 5,569,592
NAV per share	$21.44	$13.36	$13.36

ADDITIONAL INFORMATION ABOUT THE FUNDS

General

SPCL and SPCU are existing series of Tidal Trust II. For a general discussion of the Trust’s organization and operation, see the Funds’ current Statements of Additional Information and the materials incorporated by reference into this Proxy Statement.

Rights of Fund Shareholders

The Reorganization will not move shareholders to a different trust. Target Fund and Acquiring Fund shares are shares of beneficial interest of Tidal Trust II and are governed by the same organizational documents. The Trust is not required to hold annual shareholder meetings. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares vote in the aggregate except when the 1940 Act or the governing documents require voting by Series or Class or when the matter affects only specified Series or Classes. Shares are freely transferable and have no preemptive or cumulative voting rights.

Pricing of Fund Shares

Each Fund calculates NAV in accordance with the valuation policies approved by the Board. Shares trade in the secondary market at market prices that may differ from NAV. See the Target Fund’s Prospectus dated August 28, 2026, and the Acquiring Fund’s Prospectus dated June 5, 2026, as supplemented June 12 and June 16, 2026, for additional information regarding valuation and trading.

Dividends, Other Distributions and Taxes

Each Fund intends to pay out dividends and interest income, if any, annually and to distribute net realized capital gains, if any, at least annually. Each Fund will declare and pay income and capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shareholder purchased shares makes that option available. No distribution by the Target Fund is currently expected before the Closing.

Frequent Purchases and Redemptions

For the Funds’ policies concerning frequent purchases and redemptions, see the applicable disclosure in the Target Fund’s Prospectus dated August 28, 2026, and the Acquiring Fund’s Prospectus dated June 5, 2026, as supplemented June 12 and June 16, 2026, and Statements of Additional Information incorporated by reference into this Proxy Statement.

Purchases Through Broker-Dealers and Other Financial Intermediaries

Tidal or its related companies may make payments to broker-dealers or other financial intermediaries for the sale of Fund shares or related services. Such payments may create conflicts of interest. Investors should ask their financial professionals or consult the intermediary’s website for more information.

Financial Information

For certain financial information about the Funds, see “Financial Highlights,” which is appended to this Proxy Statement as Appendix B.

VOTING INFORMATION

RECORD DATE, VOTING RIGHTS AND VOTE REQUIRED

The Board is soliciting proxies from SPCL shareholders for the Special Meeting to be held on [date], 2027, at [time] Central Time, at [location/virtual meeting information], and at any adjournment or postponement. Unless revoked, valid proxies will be voted as instructed or, if no instruction is given, FOR approval of the Plan.

The Board will fix the close of business on [record date], 2026 as the Record Date. Under the Trust’s Amended and Restated By-Laws, the Record Date must be not more than 120 calendar days and not less than seven calendar days before the date originally scheduled for the Special Meeting. Each Target Fund shareholder of record is entitled to one vote for each whole share and a proportionate fractional vote for each fractional share held on the Record Date. As of the Record Date, the Target Fund had [number] shares outstanding. Shareholders owning 5% or more of the Target Fund as of the Record Date will be identified in Appendix C to this Proxy Statement. Acquiring Fund shareholder approval is not required for the Reorganization.

Approval requires the affirmative vote of a “majority of the outstanding voting securities” of SPCL, meaning the lesser of (a) 67% or more of the SPCL voting securities present or represented by proxy at the Special Meeting if holders of more than 50% of SPCL’s outstanding voting securities are present or represented by proxy, or (b) more than 50% of SPCL’s outstanding voting securities.

HOW TO VOTE

You may vote SPCL shares by mail, over the internet, by automated touchtone telephone or at the Special Meeting, as described on the proxy card and in the meeting instructions.

Mail. Mark, sign and date the proxy card and return it in the postage-paid envelope. If you sign and return the card without voting instructions, your shares will be voted FOR the Proposal.

Internet. Follow the web address and instructions on the proxy card and enter the control number shown on the card.

Automated Touchtone. Call the toll-free number shown on the proxy card and enter the control number shown on the card.

Meeting. Shareholders of record may vote at the Special Meeting. Beneficial owners who hold shares in street name should follow their broker’s, bank’s or nominee’s instructions, including any requirements for voting at the meeting.

PROXIES

Properly executed proxies received before the vote and not revoked will be voted in accordance with the instructions provided. If no instruction is given, the proxies will vote FOR the Proposal. A shareholder may revoke a proxy by submitting a later-dated proxy, delivering written notice of revocation in the manner specified in the meeting materials or voting at the Special Meeting. Attendance alone does not revoke a proxy.

QUORUM AND ADJOURNMENTS

Thirty-three and one-third percent (33-1/3%) of the Target Fund’s shares entitled to vote will constitute a quorum at the Special Meeting. Whether or not a quorum is present, the chair of the meeting may adjourn the meeting one or more times for any reason, including the absence of a quorum or insufficient votes for approval, and no shareholder vote is required for an adjournment. Notice of an adjourned meeting generally is not required if the new time and place are announced at the meeting and the adjourned meeting is held within a reasonable time; notice must be given if the meeting is adjourned for more than 90 calendar days or a new record date is fixed.

EFFECT OF ABSTENTIONS AND BROKER NON-VOTES

Shares represented by proxies, including abstentions, will be counted for purposes of determining whether a quorum is present. The Proposal is expected to be a non-routine matter, so brokers may not vote uninstructed shares and broker non-votes are not expected. Because approval is based on outstanding voting securities, abstentions and any broker non-votes will have the same practical effect as votes AGAINST the Proposal.

SOLICITATION OF PROXIES

Proxies are expected to be solicited primarily by mail and telephone and may also be solicited by internet, facsimile or oral communication. EQ Fund Solutions has been retained to assist with solicitation. The estimated solicitation budget is approximately $36,219, subject to change. Tidal and Defiance are expected to bear the direct Reorganization expenses, including proxy-solicitation expenses, whether or not the Reorganization is completed, with 35% allocated to Tidal and 65% to Defiance.

OTHER INFORMATION

OTHER BUSINESS

The Board knows of no other business to be presented at the Special Meeting. If other matters properly come before the Special Meeting, proxies without contrary instructions are expected to be voted in the judgment of the persons named in the proxy card, to the extent permitted by applicable law.

APPRAISAL RIGHTS

SPCL shareholders will have no appraisal rights in connection with the Reorganization.

NEXT MEETING OF SHAREHOLDERS

The Trust does not hold regular annual shareholder meetings. A shareholder proposal intended for consideration at a future meeting must be submitted to the Secretary of Tidal Trust II at the Trust’s principal office within the time and in the manner required by applicable law and the Trust’s governing documents. Timely submission does not guarantee inclusion in proxy materials.

LEGAL MATTERS

Certain legal matters concerning the issuance of SPCU shares and the federal income-tax consequences of the Reorganization will be passed upon by Sullivan & Worcester LLP.

INFORMATION FILED WITH THE SEC AND THE LISTING EXCHANGE

The Trust and the Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and file reports, registration statements, proxy materials and other information with the SEC. Those filings are available through the SEC’s EDGAR system at www.sec.gov. Information concerning the Target Fund and Acquiring Fund, including prospectuses, SAIs, shareholder reports, daily portfolio holdings, NAV, market-price, premium/discount, bid-ask spread and distribution information when available, is available at www.defianceetfs.com/spcl and www.defianceetfs.com/spcu, respectively.

APPENDIX A – FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is adopted as of this [  ] day of [  ], 2026 by and among (i) Tidal Trust II (the “Trust”), a Delaware statutory trust, separately on behalf of its series identified on Exhibit A hereto, the Defiance Daily 2X Space ETF (the “Target Fund”) and the Defiance Daily Target 2X Long SPCX ETF (the “Acquiring Fund”) (each, a “Fund,” and together, the “Funds”), (ii) solely for purposes of Section 9.1 of this Agreement, Tidal Investments LLC (“Tidal”), investment adviser to the Funds, and (iii) solely for purposes of Section 9.1 of this Agreement, Defiance ETFS LLC (“Defiance”).

WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction pursuant to which: (i) the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for (a) the Acquiring Fund’s assumption of the Target Fund’s liabilities as described herein and (b) shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired, and (ii) the Target Fund will distribute the shares of the Acquiring Fund, and any cash in lieu of fractional shares, on a pro rata basis to shareholders of the Target Fund in connection with the liquidation and termination of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”); and

WHEREAS, this Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code, or any successor provision; and

WHEREAS, the Target Fund and the Acquiring Fund are each a series of the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Target Fund and the Acquiring Fund are existing operating series of the Trust, and the Acquiring Fund will continue its operations following the Reorganization; and

WHEREAS, before the Closing, the Target Fund will dispose of or terminate investments and other positions that are not intended or permitted to be transferred to the Acquiring Fund, and at the Closing the Target Fund is expected to own assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, has determined that (1) participation in the Reorganization is in the best interests of each Fund and (2) the interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATION
1.1.	Plan of Reorganization

(a) Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund all of the Target Fund’s Assets as defined in Section 1.1(b), and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Target Fund that number of Acquiring Fund shares (“Acquiring Fund Shares”) determined by dividing the value of the Target Fund’s Assets net of the liabilities assumed by the Acquiring Fund, computed in the manner and as of the time and date set forth in Section 2.1(a), by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in Section 2.1(b), and (ii) to assume all of the liabilities of the Target Fund, whether absolute, contingent, known or unknown, accrued or unaccrued, existing at the Closing Date as defined in Section 3.1 (whether or not reflected in the Closing Statement of Assets and Liabilities defined in Section 1.1(b)). The Target Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Closing consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its prospectus.

The Target Fund will distribute the Acquiring Fund Shares received by the Target Fund pro rata to the Target Fund’s shareholders of record determined as of the Closing (the “Target Fund Shareholders”). No fractional Acquiring Fund Shares will be distributed through The Depository Trust Company. Fractional share entitlements will be aggregated and sold, or otherwise converted to cash in accordance with procedures approved by the appropriate officers of the Trust, and the net cash proceeds will be distributed to the Target Fund Shareholders entitled thereto. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission, transaction fee or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

(b) The assets of the Target Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests, claims (whether absolute, contingent, known or unknown, accrued or unaccrued, and including, without limitation, any interest in pending or future legal claims in connection with past or present holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator- or government-established investor recovery fund claims and any resulting recoveries), dividends, interest and other receivables owned by the Target Fund, copies of all books and records of the Target Fund on the Closing Date, and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Target Fund prepared as of the Effective Time, as defined in Section 3.1 (the “Closing Statement of Assets and Liabilities”), in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Target Fund’s most recent financial statements. The Assets shall be delivered free and clear of all liens, encumbrances, hypothecations and claims, and there shall be no restrictions on their full transfer. Any swap or other contract terminated before the Closing will not constitute an Asset. A swap or other contract will be transferred only if it is validly assigned or novated with all required consents; otherwise, it will be terminated before the Closing.

(c) Any regulatory reporting responsibility attributable to the Target Fund for periods ending on or before the Closing Date, including responsibility for filing regulatory reports, tax returns and other documents, shall remain the responsibility of the Trust, on behalf of the Target Fund, through the Closing Date. The Trust shall cause the Target Fund’s books and records required by applicable law to be retained and made available for regulatory, tax, accounting and other filings after the Closing Date. The Trust, on behalf of the Funds, shall cooperate in allocating responsibility for any filing that covers a period beginning before and ending after the Closing Date.

(d) Immediately after the transfer of Assets provided for in Section 1.1(a), the Target Fund will distribute to the Target Fund Shareholders determined as of the Closing, on a pro rata basis, the Acquiring Fund Shares received pursuant to Section 1.1(a) and any cash in lieu of fractional Acquiring Fund Shares, and will completely liquidate and terminate as a series of the Trust. The distribution, liquidation and termination will be accomplished with respect to the shares of beneficial interest of the Target Fund (“Target Fund Shares”) by crediting the Acquiring Fund Shares received by the Target Fund to the accounts of the Target Fund Shareholders on the books of the Acquiring Fund and distributing cash in lieu of fractional shares in accordance with Section 1.1(a). The aggregate net asset value of the Acquiring Fund Shares and cash to be distributed to each Target Fund Shareholder shall equal the aggregate net asset value of the Target Fund Shares owned by that shareholder at the Valuation Date, as defined in Section 2.1(a), subject to transaction costs and applicable taxes. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of the Target Fund’s shareholder records but shall assume that such records are valid, proper and correct.

2.	VALUATION
2.1.	With respect to the Reorganization:

(a) The value of the Assets and liabilities of the Target Fund shall be computed as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in Section 3.1 (the “Valuation Date”), using the valuation policies and procedures approved by the Board and applicable to the Funds.

(b) The net asset value of the Acquiring Fund Shares shall be the net asset value computed as of the Valuation Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund.

3.	CLOSING AND CLOSING DATE

3.1. The Closing of the transactions contemplated by this Agreement shall be at 9:30 a.m. Eastern time on [date], 2027, or at such other time or on such other date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously immediately before the opening of regular trading on the NYSE on the Closing Date (the “Effective Time”), unless otherwise agreed by the parties.

3.2.	With respect to the Reorganization:

(a) The Target Fund shall cause U.S. Bank National Association, the custodian for the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that (i) the Assets have been delivered in proper form to the Acquiring Fund at the Effective Time and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Target Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date (unless the custodian for the Target Fund is also the custodian for the Acquiring Fund) and transferred and delivered as of the Effective Time for the account of the Acquiring Fund, duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever. The Target Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Effective Time by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Target Fund shall be delivered by wire transfer of federal funds as of the Effective Time (or such other suitable means if the custodian for the Target Fund is also the custodian for the Acquiring Fund). If the Target Fund is unable to make such delivery as of the Effective Time in the manner contemplated by this Section because any securities or other investments purchased prior to the Effective Time have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to those undelivered securities or other investments if the Target Fund has, by the Closing, delivered to the Acquiring Fund or the Acquiring Fund’s custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of the applicable broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund’s custodian, such as brokers’ confirmation slips.

(b) The Target Fund shall cause U.S. Bancorp Fund Services, LLC, the transfer agent for the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Target Fund Shares owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares or provide evidence satisfactory to the Target Fund that the Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund. At the Closing, each Fund shall deliver such bills of sale, assignments, assumptions of liabilities, receipts or other documents as the other Fund or its counsel may reasonably request to effect the transactions contemplated by this Agreement. Cash required to be transferred at the Closing, including cash to facilitate payment in lieu of fractional Acquiring Fund Shares, shall be delivered by wire transfer of federal funds or by such other means as the appropriate officers of the Trust approve.

(c) In the event that immediately prior to the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Target Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the officers of either party to this Agreement, accurate appraisal of the value of the Target Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1. The Trust, on behalf of the Target Fund, represents and warrants to the Trust, on behalf of the Acquiring Fund, as follows:

(a) The Trust is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Trust’s Third Amended and Restated Declaration of Trust to own its properties and assets, to carry on its business as it is now being conducted and, subject to approval of the shareholders of the Target Fund, to carry out this Agreement. The Target Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust’s Third Amended and Restated Declaration of Trust. The Trust and the Target Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to qualify would not have a material adverse effect on the Trust or the Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own its properties and assets and to carry on its business as now being conducted, except authorizations the failure to obtain which would not have a material adverse effect on the Target Fund;

(b) the Trust is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the Target Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect, and no action or proceeding to revoke or suspend such registrations is pending or, to the knowledge of the Trust, threatened;

(c) No consent, approval, authorization, or order of any court, Governmental Authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws, and the Hart-Scott-Rodino Antitrust Improvements Act of 1976;

(d) The Target Fund is not, and the execution, delivery and performance of this Agreement by the Target Fund will not result (i) in a material violation of Delaware law or of the Trust’s Third Amended and Restated Declaration of Trust or Amended and Restated By-Laws, (ii) in a material violation or breach of, or constitute a default under, any material agreement, indenture, exemptive order, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Target Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Target Fund;

(e) Except as otherwise disclosed to and accepted, in writing by or on behalf of the Acquiring Fund, all material contracts or other commitments (other than this Agreement) will be terminated with respect to the Target Fund at or prior to the Closing (or, if such agreements will continue to apply to other series of the Trust, will cease to have further effect with respect to the Target Fund) without liability to the Target Fund and such termination shall not result in the acceleration of any obligations of the Target Fund on or prior to the Closing;

(f) The current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(g) Except as otherwise disclosed to the Acquiring Fund, the Target Fund is in compliance in all material respects with, and since its commencement of operations through the date of this Agreement has been in compliance in all material respects with, the investment policies and restrictions set forth in the Target Fund’s then applicable prospectus and statement of additional information;

(h) Except as otherwise disclosed to, or known by, the Acquiring Fund, the Target Fund is in compliance in all material respects with, and since its commencement of operations through the date of this Agreement has been in compliance in all material respects with, the requirements of the 1933 Act, 1934 Act, and the 1940 Act and all applicable rules and regulations under each of the foregoing, and state securities laws and regulations;

(i) the Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Target Fund. The Target Fund is in compliance in all material respects with its policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act, except as otherwise disclosed to, or known by, the Acquiring Fund, and during the period since inception preceding the date of this Agreement, there have been no material miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund that have not been remedied or will not be remedied prior to the Closing in accordance with industry practices and the policies of the Trust;

(j) Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will as of the Closing have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act;

(k) The financial statements of the Target Fund for the Target Fund’s fiscal period ended April 30, 2026, have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A (the “Prospectus” and “Statement of Additional Information”). Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund’s reports on Form N-CSR and, to the knowledge of the Target Fund, no such disclosure will be required as of the Closing;

(l) Since April 30, 2026, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

(m) With respect to Taxes: (i) For each taxable year of its operation (including that portion of such taxable year ending on the Closing Date), the Target Fund has been, and will be, treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met and will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken that could cause the Target Fund to fail to qualify as a regulated investment company. The Target Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Target Fund. The Target Fund has not changed its taxable year end since commencement of operations, and it does not intend to change its taxable year end prior to the Closing Date.

(ii) All federal, state, local and foreign income Tax Returns and other material Tax Returns (including, for the avoidance of doubt, dividend reporting forms and other Tax-related reports) of the Target Fund required by law to have been filed on or before the Closing Date have been (or will be) duly and timely filed (taking into account any permitted extensions) and are or will be correct in all material respects, and all federal, state, local, foreign and other Taxes of the Target Fund (whether or not shown as due or required to be shown as due on those Tax Returns) for tax periods ending on or before the Closing Date have been (or will be) duly and timely paid or provision has been (or will be) made by the Target Fund for their payment. Any such unpaid Taxes as of the date of the financial statements referred to in paragraph (k) above are properly reflected on those financial statements.

(iii) To the knowledge of the Target Fund, there are no audits, examinations, investigations or other proceedings pending or threatened in writing by any Taxing Authority with respect to the Target Fund, and no assessment or deficiency regarding Taxes has been asserted with respect to the Target Fund. No waivers or extensions of any statute of limitations that remain open with respect to Taxes have been granted or requested in writing or, to the knowledge of the Target Fund, in any other manner with respect to the Target Fund.

(iv) No Taxing Authority with which the Target Fund does not file Tax Returns has claimed in writing or, to the knowledge of the Target Fund, in any other manner that the Target Fund is or may be subject to taxation by that Taxing Authority, and no Taxing Authority with which the Target Fund does not file a particular Tax Return has claimed in writing or, to the knowledge of the Target Fund, in any other manner that the Target Fund is or may be required to file that Tax Return. No issue has been raised by any Taxing Authority in any prior examination of the Target Fund that, by application of the same or similar principles, could reasonably be expected to result in a material proposed deficiency for any subsequent taxable period. The Target Fund has delivered a disclosure schedule to the Acquiring Fund listing (A) all jurisdictions in which the Target Fund pays Taxes and/or files Tax Returns and (B) all federal, state and local income and franchise Tax Returns filed by or on behalf of the Target Fund, and that disclosure schedule is accurate and complete.

(n) The Target Fund has not previously been a party to a transaction that qualified as a reorganization under Section 368(a) of the Code;

As used in this Agreement:

“Governmental Authority” means any nation, state, territory, province, county, city or other unit or subdivision thereof or any entity, authority, agency, department, board, commission, instrumentality, court or other judicial body authorized on behalf of any of the foregoing to exercise legislative, judicial, regulatory or administrative functions of or pertaining to government, and any governmental or non-governmental self-regulatory organization.

“Tax” or “Taxes” means (i) any and all federal, state, local, foreign and other taxes, assessments, levies, duties, fees and other governmental or similar charges, including without limitation income, profits, gross receipts, net proceeds, alternative or add-on minimum, ad valorem, value added, turnover, sales, use, property, unclaimed property, escheat, personal property (tangible and intangible), environmental, stamp, leasing, lease, user, excise, duty, franchise, capital, capital stock, transfer, registration, license, withholding, social security (or similar), unemployment, disability, payroll, employment, fuel, excess profits, occupational, premium, windfall profit, severance, estimated, or other governmental charge of any kind whatsoever and (ii) any liability related to an item described in clause (i) of this definition and arising (a) from being or having been a member of an affiliated, consolidated, combined, unitary group or similar group for federal, state, local or foreign tax purposes or (b) as a result of being a successor to another person or transferee thereof, or pursuant to contract, in all cases together with any interest, penalties, additions to tax or additional amounts imposed in connection with any of the foregoing.

“Taxing Authority” means, with respect to any Tax, the Governmental Authority that imposes such Tax and the agency (if any) charged with the collection of such Tax for such Governmental Authority.

“Tax Return” means any return, declaration, report, claim for refund, information return or any similar filing or statement filed with any Taxing Authority (domestic, foreign or otherwise) that is related to Taxes, including any form, schedule or attachment thereto and any amendment or supplement thereof;

(o) All issued and outstanding Target Fund Shares are duly authorized and validly issued and outstanding, fully paid and non-assessable by the Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and local regulatory authorities and will be held at the time of closing by the persons and in the amounts set forth in the records of the transfer agent of the Target Fund;

(p) the Trust, on behalf of the Target Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Target Fund, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(q) The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(r) The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(s) The Target Fund has no unamortized or unpaid organizational fees or expenses;

(t) The information to be furnished by the Target Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state, or local regulatory authority (including any national securities exchange or FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(u) The Proxy Statement referred to in Section 5.1(c), only insofar as it relates to the Trust and the Target Fund, will, on the effective date of the Proxy Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information furnished by or on behalf of the Acquiring Fund, Tidal or Defiance for use therein; and

(v) There is no action, suit, proceeding, claim, arbitration, matter or investigation pending or, to the Trust’s knowledge, threatened against or affecting the Target Fund at law, in equity or otherwise, in, before or by any court, Governmental Authority, or arbitrator, and there is no unsatisfied judgment, injunction, decree or regulatory restriction imposed specifically upon the Target Fund or any of its properties, assets, trustees, officers, employees or agents that could reasonably be expected to materially and adversely affect its business or its ability to consummate the Reorganization.

4.2. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Target Fund, as follows:

(a) The Trust is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Trust’s Third Amended and Restated Declaration of Trust to own its properties and assets, to carry on its business as it is now being conducted and to carry out this Agreement. The Acquiring Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust’s Third Amended and Restated Declaration of Trust. The Trust and the Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to qualify would not have a material adverse effect on the Trust or the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own its properties and assets and to carry on its business as now being conducted, except authorizations the failure to obtain which would not have a material adverse effect on the Acquiring Fund;

(b) the Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act are in full force and effect, and no action or proceeding to revoke or suspend such registrations is pending or, to the knowledge of the Trust, threatened;

(c) the Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquiring Fund. Except as otherwise disclosed to, or known by, the Target Fund, the Acquiring Fund is in compliance in all material respects with its policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act;

(d) No consent, approval, authorization, or order of any court, Governmental Authority or FINRA is required for the consummation by the Acquiring Fund and the Trust of the transactions contemplated herein, except such as have been or will be obtained at or prior to the Closing under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws, and the Hart-Scott-Rodino Antitrust Improvements Act of 1976;

(e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result (i) in violation of Delaware law or of the Trust’s Third Amended and Restated Declaration of Trust or Amended and Restated By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, exemptive order, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party to or by which it is bound, and the execution, delivery and performance of the Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(f) The Acquiring Fund is, and at the Closing will be, an existing operating series of the Trust with assets, liabilities, shareholders, books and records, financial statements, contracts and investment operations. The Acquiring Fund was not formed for the Reorganization and will continue its operations following the Reorganization in accordance with its then-current prospectus and statement of additional information;

(g) The Trust’s Board and officers have taken, or by the Closing will have taken, all actions necessary under the 1933 Act, the 1934 Act, the 1940 Act and applicable state securities laws for the Acquiring Fund to continue its operations and issue the additional Acquiring Fund Shares in the Reorganization. The Acquiring Fund’s outstanding shares are registered under the 1933 Act and listed for trading on Cboe BZX Exchange, Inc., and the registration statement on Form N-14 will register the additional Acquiring Fund Shares to be issued in the Reorganization;

(h) the Trust, on behalf of the Acquiring Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Acquiring Fund, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(i) The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Trust;

(j) For each taxable year of its operation, including the taxable year that includes the Closing Date, the Acquiring Fund has been, and will be, treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met and will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken that could cause it to fail to qualify as a regulated investment company;

(k) There is no plan or intention for the Acquiring Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in Section 851(g)(2) of the Code) following the Reorganization;

(l) The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under laws, rules, and regulations applicable to the Acquiring Fund;

(m) The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(n) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed;

(o) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other documents filed or to be filed with any federal, state, or local regulatory authority (including any national securities exchange or FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(p) The current prospectus and statement of additional information of the Acquiring Fund, and each prospectus and statement of additional information used between the commencement of the Acquiring Fund’s operations and the Closing, conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(q) The Proxy Statement referred to in Section 5.1(c), only insofar as it relates to the Trust and the Acquiring Fund, will, on the effective date of the Proxy Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information furnished by or on behalf of the Target Fund for use therein; and

(r) There is no action, suit, proceeding, claim, arbitration, matter or investigation pending or threatened against or affecting the Acquiring Fund at law, in equity or otherwise, in, before or by any court, Governmental Authority, or arbitrator, and there is no unsatisfied judgment, injunction, decree or regulatory restriction imposed specifically upon the Acquiring Fund or any of its properties, assets, trustees, officers, employees or agents that could reasonably be expected to materially and adversely affect its business or its ability to consummate the Reorganization.

5.	COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND
5.1.	With respect to the Reorganization:

(a) Each Fund will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing, it being understood that the ordinary course of business may include purchases and sales of portfolio securities and other instruments, creations and redemptions of Fund shares, the declaration and payment of customary dividends and distributions, and other distributions that may be advisable. The Target Fund may dispose of or terminate investments and other positions, including swaps, that are not intended or permitted to be transferred to the Acquiring Fund, and may assign or novate positions to the Acquiring Fund with all required consents, in each case in accordance with the transition plan approved by the appropriate officers of the Trust. Each Fund shall use reasonable best efforts to preserve its business organization and material assets and maintain the rights, franchises and business relations necessary to conduct its operations in the ordinary course in all material respects;

(b) The Trust will call a meeting of the Target Fund Shareholders to consider and act upon this Agreement and will take all other action necessary to obtain approval of the transactions contemplated herein. If insufficient votes are received, the meeting may be adjourned as permitted under the Trust’s Third Amended and Restated Declaration of Trust, Amended and Restated By-Laws and applicable law, and as set forth in the Proxy Statement, to permit further solicitation of proxies;

(c) In connection with the meeting of the Target Fund Shareholders referred to in Section 5.1(b), the Target Fund will provide information regarding the Target Fund, and the Acquiring Fund will provide information regarding the Acquiring Fund, reasonably necessary for the preparation of a combined proxy statement and prospectus on Form N-14 (the “Proxy Statement”) in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Trust will file the Proxy Statement with the Commission and use its reasonable best efforts to cause the Proxy Statement to become effective as promptly as practicable. The Trust, on behalf of the Target Fund, will mail or otherwise deliver the Proxy Statement and other necessary documents to Target Fund Shareholders entitled to receive them in sufficient time to comply with applicable notice requirements. If, before the Closing Date, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated or necessary to make the statements made not misleading in light of the circumstances under which they were made, that party shall notify the other parties, and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure;

(d) The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

(e) The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

(f) If requested by the Acquiring Fund, the Trust, on behalf of the Target Fund, will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, for all of the shareholders of record of the Target Fund as of the Closing, who are to become holders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (3) copies of the tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (4) all FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”). The foregoing information to be provided within such timeframes as is mutually agreed by the parties.

(g) Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(h) At the Closing, immediately after the transfer of the Assets, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the Acquiring Fund Shares received at the Closing and any cash in lieu of fractional Acquiring Fund Shares, as set forth in Section 1.1(d) hereof.

(i) If requested by the Acquiring Fund, the Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund a statement of the earnings and profits (accumulated and current) of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code. The information to be provided under this paragraph shall be provided within such timeframes as is mutually agreed by the parties.

(j) It is the intention of the parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

(k) If requested by the Acquiring Fund, the Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (1) the federal, state and local income Tax Returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign Taxing Authority and (b) legal opinions.

(l) The Trust, on behalf of each Fund, acknowledges that the Funds’ administrator, fund accountant, transfer agent, custodian and other service providers may possess information about either Fund or its operations that may be necessary or useful to facilitate the Reorganization, and the Trust authorizes those service providers to use such information for that purpose;

(m) The Acquiring Fund will use all reasonable best efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.2. All rights to indemnification and all limitations of liability existing in favor of the Trust’s current and former Trustees and officers under the Trust’s governing documents as in effect on the date of this Agreement shall survive the Reorganization and continue in full force and effect with respect to actions taken in their capacities as such for the Target Fund before the Closing Date. Any such rights shall be administered in accordance with the Trust’s governing documents, applicable law and the series-liability provisions of Section 9.2.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

6.1. The obligations of the Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Fund’s election or waiver, to performance by the Acquiring Fund of all obligations to be performed by it on or before the Closing and, in addition, to the following conditions:

(a) All representations and warranties of the Acquiring Fund and the Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if made on and as of the Closing;

(b) The Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust, on behalf of the Target Fund, as of the Closing, a certificate executed by an authorized officer of the Trust, in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties with respect to the Acquiring Fund made in this Agreement are true and correct at and as of the Closing, except as they may be affected by the transactions contemplated by this Agreement;

(c) The Trust, on behalf of the Acquiring Fund, and the Acquiring Fund shall have performed all covenants and complied with all provisions required by this Agreement to be performed or complied with by them on or before the Closing, unless waived pursuant to the terms hereof;

(d) The Acquiring Fund’s registration statement on Form N-1A relating to the continuous offering of Acquiring Fund Shares in Creation Units shall remain effective under the 1933 Act, and no stop order suspending its effectiveness shall have been issued and, to the knowledge of the Trust, no proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

(e) The Board shall have approved this Agreement and the transactions contemplated hereby on behalf of the Target Fund in accordance with Rule 17a-8 under the 1940 Act and approved the recommendation that the Target Fund Shareholders approve the Agreement. Neither Fund may waive the conditions set forth in this paragraph 6.1(e).

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1. The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election or waiver, to performance by the Target Fund of all obligations to be performed by it on or before the Closing and, in addition, to the following conditions:

(a) All representations and warranties of the Trust and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if made on and as of the Closing;

(b) The Target Fund shall have delivered to the Acquiring Fund a Closing Statement of Assets and Liabilities, certified by the Treasurer of the Target Fund;

(c) The Trust, on behalf of the Target Fund, shall have delivered to the Trust, on behalf of the Acquiring Fund, as of the Closing, a certificate executed by an authorized officer of the Trust, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(d) If requested by the Acquiring Fund, the Trust, on behalf of the Target Fund, shall have delivered to the Trust (i) a statement of the Target Fund’s Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of the Trust, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund, and/or (v) a statement of earnings and profits as provided in Section 5.1(i);

(e) U.S. Bank National Association, the Target Fund’s, custodian shall have delivered the certificate contemplated by Section 3.2(a) of this Agreement, duly executed by an authorized officer of U.S. Bank National Association;

(f) U.S. Bancorp Fund Services, LLC, the Target Fund’s transfer agent, shall have delivered the certificates contemplated by Section 3.2(b) of this Agreement, duly executed by an authorized officer of U.S. Bancorp Fund Services, LLC;

(g) The Trust, on behalf of the Target Fund, and the Target Fund shall have performed all covenants and complied with all provisions required by this Agreement to be performed or complied with by them on or before the Closing, unless waived pursuant to the terms hereof; and

(h) All invoices related to expenses incurred in connection with the operation of the Target Fund that are required to be paid by Tidal, as described in the applicable investment advisory agreement pertaining to the Target Fund, shall have been paid, and a prepayment of any estimated expenses expected to be incurred in connection with the operation of the Target Fund for which an invoice has not been received shall have been received by the applicable service provider if requested by such service provider. For the avoidance of doubt, such expenses incurred by the Target Fund shall include, without limitation, fees payable to (or expected to be payable to) the Target Fund’s administrator, fund accountant, transfer agent, custodian, legal counsel and independent registered public accounting firm.

(i) The Board shall have approved this Agreement and the transactions contemplated hereby on behalf of the Acquiring Fund in accordance with Rule 17a-8 under the 1940 Act.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

If any condition set forth below has not been satisfied on or before the Closing with respect to either Fund, the Trust, on behalf of that Fund, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. This Agreement shall have been approved by the requisite vote of the holders of the outstanding Target Fund Shares in accordance with the Trust’s Third Amended and Restated Declaration of Trust, Amended and Restated By-Laws, Delaware law and the 1940 Act. Neither Fund may waive the condition set forth in this Section 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to the Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The Trust, on behalf of the Funds, shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Target Fund, in form and substance reasonably satisfactory to each Fund, substantially to the effect that, for federal income tax purposes (the “Tax Opinion”):

(a) the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the Target Fund upon the transfer of all of the Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, or upon the distribution of Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares in complete liquidation of the Target Fund pursuant to the Reorganization;

(c) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund;

(d) no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares in the Reorganization, except that a Target Fund Shareholder may recognize gain or loss with respect to cash received in lieu of a fractional Acquiring Fund Share;

(e) the aggregate tax basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will equal the aggregate tax basis of the Target Fund Shares held by that Target Fund Shareholder immediately before the Reorganization, reduced by the portion of that basis allocable to any fractional Acquiring Fund Share treated as sold for cash;

(f) the holding period of the Acquiring Fund Shares received by each Target Fund Shareholder will include the period during which the Target Fund Shares surrendered in exchange therefore were held by that Target Fund Shareholder, provided that the Target Fund Shares were held as capital assets on the Closing Date;

(g) the tax basis of each Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset immediately prior to the transfer thereof; and

(h) the holding period of each Asset received by the Acquiring Fund will include the period during which that Asset was held by the Target Fund immediately prior to the Reorganization.

No opinion will be expressed as to whether any gain or loss will be recognized (1) on Assets in which gain or loss recognition is required by the Code even if the transaction otherwise constitutes a nontaxable transaction, (2) on “Section 1256 contracts” as defined in Section 1256(b) of the Code, (3) on stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, (4) as a result of the closing of the tax year of the Target Fund due to the occurrence of an event other than the Reorganization if otherwise applicable, or (5) upon termination of a position. In addition, no opinion will be expressed as to any other federal, estate, gift, state, local, or foreign tax consequences that may result from the Reorganization.

Such opinion shall be based on customary assumptions, limitations and such representations as Sullivan & Worcester LLP may reasonably request, as well as the representations and warranties made in this Agreement which counsel may treat as representations and warranties made to it. The Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.4.

9.	FEES AND EXPENSES; SERIES LIABILITY

9.1. Whether or not the Reorganization is consummated, Tidal and Defiance will bear the direct expenses of the Reorganization, including expenses related to preparing, filing, printing and distributing the Form N-14 Proxy Statement, legal fees, costs associated with preparing the Tax Opinion, proxy-solicitation and shareholder-meeting expenses, and project fees charged by the Funds’ service providers, allocated 35% to Tidal and 65% to Defiance. Neither Fund will bear those direct Reorganization expenses. Reorganization expenses do not include transaction costs associated with portfolio repositioning, terminating or novating swaps, or sales of portfolio securities. Each Fund will bear any such costs it incurs. Notwithstanding the foregoing, (i) expenses will be paid by the party directly incurring them if and to the extent payment by another person would result in the disqualification of that party as a “regulated investment company” within the meaning of Section 851 of the Code and (ii) Tidal and Defiance shall pay or assume only those expenses of a Fund that are solely and directly related to the Reorganization in accordance with guidelines established in Rev. Rul. 73-54, 1973-1 C.B. 187.

9.2. Before the Closing, the obligations of the Trust on behalf of each Fund are payable solely from the assets of that Fund, and no obligation of either Fund shall be enforceable against the assets of any other series of the Trust. From and after the Closing, liabilities of the Target Fund assumed by the Acquiring Fund pursuant to Section 1.1(a) shall be payable solely from the assets of the Acquiring Fund. No obligation of Tidal or Defiance under Section 9.1 shall be payable from the assets of either Fund.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing. For the avoidance of doubt, the provisions in Section 9 of this Agreement shall survive the Closing.

11.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby abandoned at any time before the Closing by the Board, acting on behalf of either Fund, if the Board determines that consummation of the transactions contemplated herein is no longer in the best interests of that Fund. In the event of termination, in the absence of willful default, there shall be no liability hereunder on the part of any party or its Trustees, officers, members, managers or employees, including liability for consequential damages; provided that Section 9.1 shall continue to govern responsibility for Reorganization expenses.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the Trust and, to the extent Section 9.1 is affected, by Tidal and Defiance; provided that, after approval by the Target Fund Shareholders, no amendment may materially change the terms approved by shareholders without further shareholder approval to the extent required by applicable law.

13.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

For the Trust:

Tidal Trust II

234 West Florida Street, Suite 700

Milwaukee, Wisconsin 53204

Attention: Michael Pellegrino

mpellegrino@tidalfg.com

With a copy (which shall not constitute notice) to:

Sullivan & Worcester LLP

1251 Avenue of the Americas, 19th Floor

New York, New York 10020

Attention: Rachael Schwartz

rschwartz@sullivanlaw.com

For Tidal:

Tidal Investments LLC

234 West Florida Street, Suite 700

Milwaukee, Wisconsin 53204

Attention: Michael Pellegrino

mpellegrino@tidalfg.com

For Defiance:

Defiance ETFS LLC

78 SW 7th St., 8th Floor, Miami FL 33130

Attention: Jacob Ingram

jacob@defianceetfs.com

14.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

14.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

14.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.4. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding personally upon any Trustee, shareholder, nominee, officer, agent or employee, but shall bind only the property of the Fund on behalf of which the applicable obligation was incurred, as provided in the Trust’s Third Amended and Restated Declaration of Trust. Nothing in this Agreement shall expose the assets of any other series of the Trust to an obligation of the Target Fund or the Acquiring Fund. Execution and delivery by an officer shall not impose personal liability on that officer.

[Signature Page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved and executed on behalf of the Target Fund and the Acquiring Fund.

TIDAL TRUST II,
on behalf of its series Defiance Daily 2X Space ETF and Defiance Daily Target 2X Long SPCX ETF

By:
Name:
Title:

TIDAL INVESTMENTS LLC
solely for purposes of Section 9.1 of this Agreement

By:
Name:
Title:

DEFIANCE ETFS LLC
solely for purposes of Section 9.1 of this Agreement

By:
Name:
Title:

Exhibit A

Chart of Reorganization

Tidal Trust II	Tidal Trust II
Target Fund	Acquiring Fund
Defiance Daily 2X Space ETF	Defiance Daily Target 2X Long SPCX ETF

APPENDIX B - FINANCIAL HIGHLIGHTS OF THE FUNDS

The audited financial statements and financial highlights of the Defiance Daily 2X Space ETF (the “Target Fund” or “SPCL”) for the fiscal period ended April 30, 2026, are included in the Target Fund’s Annual Certified Shareholder Report on Form N-CSR, as amended by Form N-CSR/A filed on July 28, 2026 (File No. 811-23793), and are incorporated herein by reference. Copies are available without charge by calling (833) 333-9383 or through the Target Fund’s website at www.defianceetfs.com/spcl.

The Acquiring Fund will be the accounting survivor of the Reorganization and will retain its financial and performance history. The Acquiring Fund has not yet filed its initial shareholder report. The Defiance Daily Target 2X Long SPCX ETF (the “Acquiring Fund” or “SPCU”) commenced operations on June 12, 2026, and has not yet completed its initial fiscal period. Accordingly, no audited financial highlights or annual report are available for the Acquiring Fund as of the date of this Proxy Statement.

The financial highlights information incorporated by reference above is intended to help you understand the Target Fund’s financial performance for the fiscal period shown. Certain information reflects financial results for a single Fund share. The total return information represents the rate that an investor would have earned or lost on an investment in the Target Fund (assuming reinvestment of all dividends and distributions). Information for the period from April 7, 2026 (commencement of operations) through April 30, 2026, has been audited by Cohen & Company, Ltd., the Target Fund’s independent registered public accounting firm, whose report accompanies the financial statements incorporated by reference above.

B-1

APPENDIX C - OWNERSHIP OF SHARES OF SPCL AND SPCU

As of the Record Date, each Fund’s shareholders of record and/or beneficial owners (to the Trust’s knowledge) who owned 5% or more of the applicable Fund’s shares are set forth below:

As of the Record Date, the Target Fund had [•] shares outstanding and the Acquiring Fund had [•] shares outstanding. Each whole share of each Fund is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

Target Fund - Defiance Daily 2X Space ETF (SPCL)

Name and Address	% Ownership	Type of Ownership	Estimated % of SPCU After Reorganization
[To be completed as of the Record Date.]	[•]%	[Record / Beneficial / Both]	[•]%

Acquiring Fund - Defiance Daily Target 2X Long SPCX ETF (SPCU)

Name and Address	% Ownership	Type of Ownership	Estimated % of SPCU After Reorganization
[To be completed as of the Record Date.]	[•]%	[Record / Beneficial / Both]	[•]%

A person who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to control that Fund for purposes of the 1940 Act. Such control may affect the voting rights of other shareholders.

As of the Record Date, the Officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund.

C-1

Statement of Additional Information

November 13, 2026

For the Reorganization of

Defiance Daily 2X Space ETF (SPCL)

a series of Tidal Trust II

234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204

(833) 333-9383

into

Defiance Daily Target 2X Long SPCX ETF (SPCU)

a series of Tidal Trust II

234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204

(833) 333-9383

Acquisition of the Assets and Assumption of the Liabilities of:	By and in Exchange for Shares of:
Defiance Daily 2X Space ETF, a series of Tidal Trust II	Defiance Daily Target 2X Long SPCX ETF, a series of Tidal Trust II

This Statement of Additional Information (“SAI”) relates specifically to the proposed reorganization of the Defiance Daily 2X Space ETF (the “Target Fund”) into the existing Defiance Daily Target 2X Long SPCX ETF (the “Acquiring Fund”). The Target Fund and the Acquiring Fund are each a series of Tidal Trust II (the “Trust”) and may be referred to together as the “Funds.” The proposed transaction is referred to herein as the “Reorganization.”

In connection with the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities. The Target Fund will distribute the Acquiring Fund shares and cash in lieu of fractional Acquiring Fund shares pro rata to its shareholders in complete liquidation of the Target Fund, all as described in the form of Agreement and Plan of Reorganization attached as Appendix A to the Proxy Statement (defined below). Any swap or other contract that cannot be validly assigned or novated with all required consents will be terminated before the closing of the Reorganization.

This SAI, which is not a prospectus, supplements, and should be read in conjunction with, the Proxy Statement and Prospectus dated November 13, 2026 (the “Proxy Statement”), relating to the Reorganization. To obtain a copy of the Proxy Statement, without charge, please write to the Target Fund at the address set forth above or call (833) 333-9383.

CONTENTS OF THE SAI

This SAI consists of the cover page and the information set forth below. Both Funds have commenced operations and have separate operating and performance histories before the Reorganization. The Acquiring Fund will be the accounting and performance survivor of the Reorganization and will retain its financial and performance history.

INFORMATION INCORPORATED BY REFERENCE

This SAI incorporates by reference the following documents, each of which was filed electronically with the Securities and Exchange Commission:

i. the Target Fund’s Prospectus and Statement of Additional Information, each dated August 28, 2026, as amended and supplemented (File Nos. 333-264478 and 811-23793; Accession No. 0001999371-26-019189);

ii. the Acquiring Fund’s Prospectus and Statement of Additional Information, each dated June 5, 2026, as supplemented June 12 and June 16, 2026, and as may be further amended and supplemented (File Nos. 333-264478 and 811-23793; Accession Nos. 0001999371-26-012121, 0001999371-26-012734 and 0001999371-26-012900); and

iii. the Target Fund’s Annual Certified Shareholder Report on Form N-CSR for the fiscal period ended April 30, 2026, as amended by Form N-CSR/A filed July 28, 2026 (File No. 811-23793; Accession Nos. 0001999371-26-015868 and 0001999371-26-016249).

Copies of the foregoing documents are available without charge upon request by calling (833) 333-9383 or visiting www.defianceetfs.com. Capitalized terms used in this SAI and not otherwise defined herein have the meanings given to them in the Proxy Statement.

SUPPLEMENTAL FINANCIAL INFORMATION

Historical financial information for the Target Fund is contained in its Annual Certified Shareholder Report on Form N-CSR for the fiscal period ended April 30, 2026, as amended, incorporated by reference above. The Acquiring Fund has not yet filed its initial shareholder report. The Acquiring Fund commenced operations on June 12, 2026 and has not yet completed its initial fiscal year ending March 31, 2027. Accordingly, no audited financial highlights or annual report are available for the Acquiring Fund as of the date of this SAI. Cohen & Company, Ltd. serves as the independent registered public accounting firm for each Fund.

Accounting and Performance Survivor

The Acquiring Fund will be the accounting and performance survivor of the Reorganization. Following the Reorganization, the Acquiring Fund’s financial statements and performance history will continue as those of the combined fund. This determination reflects consideration of the following factors:

Investment Advisers. Tidal Investments LLC currently serves as investment adviser to both Funds and will continue to serve as investment adviser to the combined fund. Neither Fund has a separate Sub-Adviser. The Funds have the same portfolio managers, who will continue to manage the Acquiring Fund following the Reorganization. Common investment management provides continuity but does not distinguish the Funds for purposes of determining the accounting and performance survivor.

Investment Objectives, Policies and Restrictions. Following the Reorganization, the combined fund will retain the Acquiring Fund’s existing investment objective, principal investment strategies, policies and restrictions. The Acquiring Fund seeks daily investment results, before fees and expenses, equal to 200% of the daily performance of SPCX. The Target Fund seeks daily investment results, before fees and expenses, equal to 200% of the daily performance of a Target Portfolio of space-related securities. The Funds also have different fundamental concentration policies. Because the combined fund will continue the Acquiring Fund’s investment program, this factor supports the designation of the Acquiring Fund as the accounting and performance survivor.

Expense Structures and Expense Ratios. Each Fund pays a unitary management fee at an annual rate of 1.29% of average daily net assets. The Target Fund’s total annual fund operating expenses are 1.29%, and the Acquiring Fund’s total annual fund operating expenses are 1.31%. The combined fund will retain the Acquiring Fund’s unitary management fee arrangement, and its estimated pro forma total annual fund operating expenses are 1.31%; however, a 1.29% expense limitation agreement will become effective upon the Closing and remain in effect for at least two years, unless sooner terminated in accordance with its terms. Retention of the Acquiring Fund’s expense arrangements is consistent with its designation as the survivor, although the Funds’ similar expense structures limit the distinguishing weight of this factor.

Asset Size. As of September 30, 2026, the Target Fund had net assets of approximately $12.43 million, and the Acquiring Fund had net assets of approximately $61.97 million. The Acquiring Fund represented approximately 83.3% of the Funds’ combined net assets. The Acquiring Fund’s substantially larger asset size supports its designation as the accounting and performance survivor.

Portfolio Composition. The combined fund will maintain the Acquiring Fund’s daily leveraged investment exposure to SPCX. The Target Fund’s recent investment exposure included SPCX, AST SpaceMobile, Rocket Lab and Planet Labs. In connection with the Reorganization, the Target Fund is expected to terminate its non-SPCX swaps and rebalance to 200% exposure to SPCX. Considering the Funds’ underlying investment exposures together with their collateral holdings, the combined fund’s expected portfolio composition will more closely resemble that of the Acquiring Fund. This factor supports the designation of the Acquiring Fund as the accounting and performance survivor.

The Target Fund commenced operations on April 7, 2026, and the Acquiring Fund commenced operations on June 12, 2026. Although the Target Fund has the longer operating history, greater weight has been assigned to the continuation of the Acquiring Fund’s investment program and portfolio exposure. The Funds have the same Board of Trustees, sponsor and principal service providers, which do not distinguish the Funds. The Acquiring Fund is an existing operating Fund and will also be the legal survivor of the Reorganization. Considering these factors together, the combined fund will most closely resemble the Acquiring Fund.

The Acquiring Fund will be the accounting and performance survivor of the Reorganization. Following the Reorganization, the Acquiring Fund’s financial statements and performance history will continue as those of the combined fund.

A table showing the fees and expenses of the Target Fund and the Acquiring Fund and the estimated fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Reorganization is included in the “Summary Comparison of the Funds” section of the Proxy Statement. Unaudited capitalization information for the Funds as of September 30, 2026, and for the Acquiring Fund on a pro forma combined basis, is included in the “Capitalization” section of the Proxy Statement.

As of September 30, 2026, the Acquiring Fund and the Target Fund had current-year net realized short-term capital losses of $10,552,380 and $12,491,119, respectively, and neither Fund reported a net realized long-term capital loss. The ability of the Acquiring Fund to use the Target Fund’s capital losses after the Reorganization may be limited under applicable federal income-tax rules, including Sections 381 through 384 of the Internal Revenue Code of 1986, as amended.

As of September 30, 2026, the Acquiring Fund and the Target Fund had net unrealized gains of $4,900,819.96 and $1,101,345.83, respectively. Based on current unrealized gains and losses on its Planet Labs, AST SpaceMobile and Rocket Lab positions, the Target Fund estimates that its anticipated pre-closing portfolio repositioning would result in a net realized loss of approximately $265,000, subject to changes in value before positions are closed and the final determination of which positions are terminated or novated. No distribution is currently expected before closing. The Target Fund will make any distributions required under applicable tax rules before closing.

Before the closing of the Reorganization, the Target Fund is expected to terminate its swaps referencing AST SpaceMobile, Rocket Lab and Planet Labs and rebalance to 200% exposure to SPCX. Swaps referencing SPCX may be novated to the Acquiring Fund if the counterparties consent or may be terminated and re-established by the Acquiring Fund. The Target Fund is expected to transfer principally cash, cash equivalents, U.S. Treasury bills, money market fund shares and any SPCX exposure that can be transferred. Estimated commissions for the full rebalance are approximately $5,000, based on current prices. Trades are expected to be executed at the market close, with minimal execution-related impact on profit or loss.

There are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring Fund.

The following unaudited pro forma combined schedules present the Acquiring Fund’s portfolio after giving effect to the Reorganization as of September 30, 2026.

Defiance Daily Target 2X Long SPCX ETF (Pro Forma Combined)
Schedule of Investments
September 30, 2026 (Unaudited)
SHORT-TERM INVESTMENTS - 57.6%
Money Market Funds - 10.7%	Shares	Value
First American Government Obligations Fund - Class X, 3.75%(a)	7,985,723	$7,985,723

U.S. Treasury Bills - 46.9%	Principal Amount	Value
3.95%, 11/19/2026(b)(c)	$35,100,000	34,870,103

TOTAL SHORT-TERM INVESTMENTS (Cost $42,682,391)		42,855,826

TOTAL INVESTMENTS - 57.6% (Cost $42,682,391)		$42,855,826
Other Assets in Excess of Liabilities - 42.4%		31,553,927
TOTAL NET ASSETS - 100.0%		$74,409,753

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day annualized effective yield as of September 30, 2026.
(b)	The rate shown is the annualized effective yield as of September 30, 2026.
(c)	All or a portion of this security has been pledged as collateral for total return swaps contracts. The fair value of securities committed as collateral as of September 30, 2026 is $34,870,103.

Defiance Daily Target 2X Long SPCX ETF (Pro Forma Combined)
Schedule of Total Return Swaps Contracts
September 30, 2026 (Unaudited)

TOTAL RETURN SWAPS - 7.9%
Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
Space Exploration Technologies Corp.	BMO Capital Markets Corp.	Receive	OBFR + 6.00%	Termination(a)	03/31/2028	$13,107,811	$2,984,095
Space Exploration Technologies Corp.	Cantor Fitzgerald & Co.	Receive	OBFR + 4.00%	Termination(a)	12/03/2029	19,821,025	–
Space Exploration Technologies Corp.	Clear Street LLC	Receive	OBFR + 1.75%	Termination(b)	07/25/2028	24,405,544	–
Space Exploration Technologies Corp.	Jane Street Execution Services, LLC	Receive	OBFR + 15.00%	Termination(b)	06/15/2033	19,821,025	–
Space Exploration Technologies Corp.	Marex Capital Markets, Inc.	Receive	OBFR + 5.00%	Termination(c)	06/16/2033	22,576,080	418,049
Space Exploration Technologies Corp.	National Bank of Canada Financial, Inc.	Receive	OBFR + 6.75%	Termination(d)	01/31/2033	25,113,056	–
Space Exploration Technologies Corp.	Nomura Securities International, Inc.	Receive	OBFR + 7.00%	Termination(e)	03/31/2033	24,327,112	2,492,250
							5,894,394

Net Unrealized Appreciation (Depreciation)							$5,894,394

There are no upfront payments or receipts associated with total return swaps in the Fund as of September 30, 2026.

OBFR - Overnight Bank Funding Rate was 3.88% as of September 30, 2026.

(a)	Financing reset of the swap is effective monthly. Equity reset of the swap is effective on termination, but may periodically reset throughout the term on an ad-hoc basis.
(b)	Financing reset of the swap is effective monthly. Equity reset of the swap is effective on termination. Both may periodically reset throughout the term on an ad-hoc basis.
(c)	Financing reset of the swap is effective monthly. Equity reset of the swap is effective on termination, but also may periodically reset throughout the term based on predetermined notional thresholds.
(d)	Financing reset of the swap is effective monthly. Equity reset of the swap is effective on termination, but also may periodically reset throughout the term based on predetermined mark-to-market thresholds.
(e)	Financing reset of the swap is effective on termination. Equity reset of the swap is effective on termination, but may periodically reset throughout the term on an ad-hoc basis.

Part C: OTHER INFORMATION

Item 15.	Indemnification:

Reference is made to Article VII of the Registrant’s Third Amended and Restated Declaration of Trust. In general, that provision provides for indemnification of the Trustees, officers, employees and other agents of the Trust in connection with proceedings arising from acts undertaken in the course of their service to the Trust.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is therefore unenforceable.

If a claim for such indemnification (other than payment of expenses incurred in a successful defense) is asserted in connection with the securities being registered, the Registrant will, unless its counsel concludes that the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy and will be governed by the final adjudication of that issue.

Item 16.	Exhibits:

(1)	(a)	Certificate of Trust of Tidal Trust II (formerly Tidal ETF Trust II), previously filed with the Trust’s registration statement on Form N-1A on April 26, 2022 and incorporated herein by reference.
	(b)	Certificate of Amendment to Certificate of Trust, previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and incorporated herein by reference.
	(c)	Third Amended and Restated Declaration of Trust, previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and incorporated herein by reference.
(2)		Amended and Restated By-Laws, previously filed with Post-Effective Amendment No. 513 on Form N-1A on January 13, 2026 and incorporated herein by reference.
(3)		Not applicable.
(4)		Form of Agreement and Plan of Reorganization is filed herewith as Appendix A to Part A of this Registration Statement on Form N-14.
(5)		Instruments Defining Rights of Security Holders — see the relevant portions of the Declaration of Trust and By-Laws identified in Items 16(1) and 16(2).
(6)	(a)	Investment Advisory Agreement between the Trust and Toroso Investments, LLC (now Tidal Investments LLC), previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and incorporated herein by reference.
	(b)	Twenty-Seventh Amendment to the Investment Advisory Agreement, including the restated Schedule A covering the Acquiring Fund under its former name, Defiance Daily Target 2X Long [SpaceX] ETF, previously filed with Post-Effective Amendment No. 765 on Form N-1A on September 24, 2026 and incorporated herein by reference.
(7)	(a)	Distribution Agreement between the Trust and Foreside Fund Services, LLC, previously filed with the Trust’s registration statement on Form N-1A/A on July 12, 2022 and incorporated herein by reference.
	(b)	Thirty-Sixth Amendment to the Distribution Agreement, including the restated Exhibit A covering the Acquiring Fund under its former name, previously filed with Post-Effective Amendment No. 652 on Form N-1A on July 1, 2026 and incorporated herein by reference.
(8)		Bonus and profit-sharing contracts — not applicable.
(9)	(a)	Amended and Restated Custodian Agreement between the Trust and U.S. Bank National Association, previously filed with Post-Effective Amendment No. 593 on Form N-1A on May 4, 2026 and incorporated herein by reference.
	(b)	First Amendment to the Amended and Restated Custodian Agreement, including the Acquiring Fund under its former name, previously filed with Post-Effective Amendment No. 593 on Form N-1A on May 4, 2026 and incorporated herein by reference.

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(10)	(a)	Amended and Restated Rule 12b-1 Plan, previously filed with Post-Effective Amendment No. 652 on Form N-1A on July 1, 2026 and incorporated herein by reference.
	(b)	Rule 18f-3 Plan — none.
(11)		Opinion and Consent of Counsel as to Legality of Shares of Defiance Daily Target 2X Long SPCX ETF — filed herewith.
(12)		Form of Opinion and Consent of Counsel as to Tax Matters for the reorganization of Defiance Daily 2X Space ETF into Defiance Daily Target 2X Long SPCX ETF — filed herewith.
(13)	(a)(1)	Fund Administration Servicing Agreement between the Trust and Tidal ETF Services LLC, previously filed with the Trust’s registration statement on Form N-1A/A on July 12, 2022 and incorporated herein by reference.
	(a)(2)	Thirty-Seventh Amendment to the Fund Administration Servicing Agreement, including the restated Exhibit A covering the Acquiring Fund under its former name, previously filed with Post-Effective Amendment No. 652 on Form N-1A on July 1, 2026 and incorporated herein by reference.
	(b)(1)	Amended and Restated Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC, previously filed with Post-Effective Amendment No. 602 on Form N-1A on May 11, 2026 and incorporated herein by reference.
	(b)(2)	First Amendment to the Amended and Restated Fund Accounting Servicing Agreement, including the Acquiring Fund under its former name, previously filed with Post-Effective Amendment No. 602 on Form N-1A on May 11, 2026 and incorporated herein by reference.
	(c)(1)	Amended and Restated Transfer Agent Agreement between the Trust and U.S. Bancorp Fund Services, LLC, previously filed with Post-Effective Amendment No. 602 on Form N-1A on May 11, 2026 and incorporated herein by reference.
	(c)(2)	First Amendment to the Amended and Restated Transfer Agent Agreement, including the Acquiring Fund under its former name, previously filed with Post-Effective Amendment No. 602 on Form N-1A on May 11, 2026 and incorporated herein by reference.
	(d)	Operating Expenses Limitation Agreement, dated November 11, 2026, between the Trust, on behalf of Defiance Daily Target 2X Long SPCX ETF, and Tidal Investments LLC — filed herewith.
(14)		Consent of Cohen & Company, Ltd., Independent Registered Public Accounting Firm — filed herewith.
(15)		Not applicable.
(16)		Powers of Attorney dated November 12, 2026 — filed herewith.
(17)		Form of Proxy Card for Defiance Daily 2X Space ETF — filed herewith.
(18)		Not applicable. The securities are registered pursuant to Section 24(f) of the Investment Company Act of 1940 and Rule 24f-2 thereunder.

Item 17.	Undertakings:

(1)	The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is part of this Registration Statement by any person or party deemed to be an underwriter under Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information required by the applicable registration form for such reofferings in addition to the other information required by that form.

(2)	The Registrant agrees that every prospectus described in paragraph (1) will be filed as part of an amendment to this Registration Statement and will not be used until the amendment is effective. For purposes of liability under the Securities Act of 1933, each post-effective amendment will be deemed a new registration statement for the securities offered therein, and the offering of those securities at that time will be deemed the initial bona fide offering.

(3)	The Registrant agrees to file by post-effective amendment the final opinion and consent of counsel regarding the tax consequences of the Reorganization required by Item 16(12) of Form N-14 upon the closing of the Reorganization.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has duly caused this Registration Statement on Form N-14 to be signed below on its behalf by the undersigned, duly authorized, in the City of Milwaukee, State of Wisconsin, on November 13, 2026.

TIDAL TRUST II

By:	/s/ Eric W. Falkeis
Name:	Eric W. Falkeis
Title:	Principal Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on November 13, 2026.

Signature	Title

/s/ Eric W. Falkeis	Principal Executive Officer, Trustee and Chairman
Eric W. Falkeis

/s/ David Norris*	Trustee
David Norris

/s/ Michelle McDonough*	Trustee
Michelle McDonough

/s/ Javier Marquina*	Trustee
Javier Marquina

/s/ Domenick Pugliese*	Trustee
Domenick Pugliese

/s/ Aaron Perkovich	Treasurer (principal financial officer and principal accounting officer)
Aaron Perkovich

*By:	/s/ Eric W. Falkeis
Eric W. Falkeis, Attorney-in-Fact pursuant to Powers of Attorney filed as Exhibit 99.16 to this Registration Statement.

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Exhibit Index

Exhibit No.	Description
EX-99.11	Opinion and Consent of Counsel as to Legality of Shares of Defiance Daily Target 2X Long SPCX ETF — filed herewith
EX-99.12	Form of Opinion and Consent of Counsel as to Tax Matters — SPCL into SPCU — filed herewith
EX-99.13(d)	Operating Expenses Limitation Agreement, dated November 11, 2026, between the Trust, on behalf of Defiance Daily Target 2X Long SPCX ETF, and Tidal Investments LLC — filed herewith
EX-99.14	Consent of Cohen & Company, Ltd., Independent Registered Public Accounting Firm — filed herewith
EX-99.16	Powers of Attorney dated November 12, 2026 — filed herewith
EX-99.17	Form of Proxy Card — Defiance Daily 2X Space ETF — filed herewith

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